Exhibit (c)(2)

STRICTLY CONFIDENTIAL PROJECT DELPHES UPDATED VALUATION EXERCISE 8 August 2016 Project Delphes CORPORATE & INSTITUTIONAL BANKING STRICTLY CONFIDENTIAL

Valuation figures comparison (1/2) Project Delphes - 8 August 2016 2 Synergies are still under analysis at Via Varejo level We understand that : - they have identified an additional one off impact related to inventories up to BRL 324m - They are revising FHF report and other synergies identified Shareholders?loan value increased from $127m to $147m mainly due to accrued interest on borrowings and exchange rate evolution since May 10th 2016 Increase of synergies and holding costs savings values mainly due to favourable change in WACC and earlier facing of run-rate phase Financial terms ($m) Note: Exchange rate used: EUR 1.00 = USD 1.12; (1) Shareholders?loan increases mostly due to exchange rate evolution and accrued interest on borrowings; (2) Includes $85m holding costs for the 10 May 2016 version ($81m for the 29 July 2016 version) and $6m costs related to Class action filed in the US in Cnova EvEq bridge; (3) DCF approach based on FHF report Total cash consideration of the transaction ($161m) in the range of BNPP?DCF high and low cases $m BNPP as of 10 May 16 BNPP as of 29 July 16 MoU DCF High case DCF Down case DCF High case DCF Down case Nova Equity Value (considering intra-group debt to Cnova is not capitalized as per MoU) 478 413 457 391 Cdiscount Equity Value 1 654 1 496 1 741 1 572 Shareholders' loan(1) 127 127 147 147 Holding costs & other(2) (91) (91) (87) (87) Cnova Equity Value 2 167 1 945 2 259 2 024 22% stake held by Via Varejo in Cnova 477 428 497 445 Cash consideration before synergies 1 (15) (40) (54) Potential additional cash considerations related to synergies & holding costs savings(3) 56 39 74 52 Total cash portion 57 24 34 (2) 7 Shareholders' loan 127 127 147 147 154

Valuation figures comparison (2/2) Project Delphes - 8 August 2016 3 Challenging H1 2016 at Nova level partially counterbalanced by favourable Brazilian macroeconomics environment (exchange rate and WACC) Based on DCF valuation (High Case) Nova Equity value evolution between 10 May 2016 and 29 July 2016 ($m) Cdiscount Equity value evolution between 10 May 2016 and 29 July 2016 ($m) 1,654 1,741 (11) - 99 Cdiscount Equity Value 10 May 2016 Exit international countries WACC evolution impact Impact valuation at 30/06/2016 Cdiscount Equity Value 29 July 2016 478 457 23 22 (66) Nova Equity Value 10 May 2016 Exchange rate evolution impact WACC evolution impact Impact valuation at 30/06/2016 Nova Equity Value 29 July 2016

Executive summary 4 Valuation assumptions and preliminary results as of 29 July 2016 Information and key assumptions retained for valuation _ BNP Paribas has relied on the information prepared and provided by Cnova management and, in particular, the business plan of Nova and Cdiscount presented to the Board to perform its valuation works, especially DCF including updated figures provided by management on 16 July 2016 _ Assumptions taken by BNP Paribas over the extrapolation period have been discussed with management _ This valuation report is based on unaudited H1 2016 accounts that were provided by management on 27 July 2016 _ Actual H1 free cash flows have been taken into account to establish H2 2016e free cash flows and net debt position is taken as of 30 June 2016 _ Adjustments related to Brazilian investigation have been taken into account to establish the valuation _ In the DCF methodology, free cash flows are discounted at 30/06/2016 _ $6m (€5m) estimated impact of the Class Action lawsuit filed in January 2016 against Cnova has been assumed at this stage based on legal due diligence. Subject to further confirmation based on updated legal due diligence _ Valuation date of each business is 30 June 2016, with EUR/BRL exchange rate of 3.85, where applicable, as of 30 June 2016 (1-month average) compared to 3.96 as of May 6 (1-month average) and with USD/BRL exchange rate of 3.43, where applicable, as of 30 June 2016 (1-month average) compared to 3.55 as of May 6 (1- month average). All peers’ market data are as of 30 June 2016 (3-month average) _ Current holding costs at Cnova level are assumed to remain in place post separation with Nova and take on significant reduction: from c.$17.5m (€15.4m) in 2016, including exceptional items, to $7.8m (€6.9m) from 2017 onwards. Stand-alone business plan for Nova does not assume any holding costs or management fees _ WACC has been calculated with market data as of end of June 2016 in order to account for latest market data _ Nova WACC: 16.1% compared to 16.3% as of beginning of May 2016 _ Cdiscount WACC: 7.8% (stable compared to beginning of May 2016) _ Share price analysis made as of 12/04/2016, considered as the last unaffected trading date before JPM research report _ We understand that management plans to exit Cdiscount international countries, we do not value any more this activity (previously named ‘Cdiscount International”) but we include a provision related to those future costs (€0.5m) in the EV-EqV bridge _ Dangdang has been withdrawn from Nova peers’ group as it is currently going private Preliminary Valuation results (based on DCF valuation) _ The equity value derived for Nova stands between $391m and $457m, before any holding costs or synergies (considering intra-group debt to Cnova is not capitalized) _ The equity value derived for Cdiscount stands between $1,572m and $1,741m, before any holding costs _ Implied value of Cnova, taking into account holding costs, amounts between $2,024m and $2,259m (i.e between US$4.59 and US$5.12/share @ EUR USD FX of 0.89 – 1-month average as of 30/06/2016) _ Total value of potential synergies expected from combination of Nova with Via Varejo is estimated up to $240m / €214m (and $120m assuming a 50% basis) based on M.M. Friedrich, Heilbronn & Fiszer report (19 February 2016) and total value of holding cost savings is estimated at $92m / €82m (and $46m assuming a 50% basis) based on materials provided by Cnova management _ The potential synergies and holding cost savings have not been directly considered in this valuation report as they are matter of negotiations in the contemplated transaction _ Potential $6m tax leakage estimate provided by management and legal advisor has not been considered in the current valuation exercise but could negatively impact the overall transaction 1 2 Project Delphes - 8 August 2016

497 NewCo Executive summary 5 Valuation as of July 29th 2016 Project Delphes - 8 August 2016 Estimated Equity Value ($m; DCF High Case) Detailed estimated Equity Value ($m) Estimated consideration to Cnova ($m) 22% VV stake in Cnova Note: (1) Includes $81m holding costs, $147m shareholder loans and $6m costs related to Class action filed in the US in Cnova EvEq bridge; (2) assuming repayment of Nova shareholders’ loan ($147m) DCF High Case 457 1,741 61 2,259 497 DCF Down Case 391 1,572 61 2,024 445 ($m) NOVA CNOVA NEWCO Holding costs, Shareholders' loan & other(1) CDISCOUNT (incl. Intl') 457 2,259 1,741 61 Nova Cdiscount Holding costs & other(1) Cnova DCF High Case DCF Dow n Case Value of the 22% held by VV in CNOVA to Newco (497) (445) Nova transferred 457 391 Estimated cash compensation (before potential synergies sharing and capital gain tax(2) ) (40) (54) Shareholders' loan 147 147 Total cash consideration of the transaction ($161m) in the range of BNPP’ DCF high and low cases

Nova & Cdiscount DCF implied multiples compared to listed peers Project Delphes - 8 August 2016 6 Based on 2017e EV/sales multiple Cdiscount DCF implied multiples compared to listed peers Nova DCF implied multiples compared to listed peers 0.44x 0.40x 0.72x 0.69x DCF (High case) DCF (Down case) B2W mutliple Peers' mutliple 0.87x 0.79x 0.78x 0.71x DCF (High case) DCF (Down case) AOWorld mutliple Peers' mutliple Total cash consideration of the transaction ($161m) in the range of BNPP’ DCF high and low cases

Sensitivities to BRL future exchange rate evolution (1/2) Project Delphes - 8 August 2016 7 Assuming Cdiscount value is stable Based on DCF valuation Cash consideration before synergies ($m) value sensitivity on BRL exchange rate evolution Notes: (1) Shareholders’ loan increases mostly due to exchange rate evolution and accrued interest on borrowings; (2) Includes $85m holding costs for the 10 May 2016 version ($81m for the 29 July 2016 version) and $6m costs related to Class action filed in the US in Cnova EvEq bridge $m 1m avg as of 30/06/2016 Spot as of 30/06/2016 Spot as of 28/07/2016 1m avg as of 06/05/2016 (USD1.00=BRL3.43) (USD1.00=BRL3.20) (USD1.00=BRL3.28) (USD1.00=BRL3.55) DCF High case DCF Down case DCF High case DCF Down case DCF High case DCF Down case DCF High case DCF Down case Nova Equity Value (considering intra-group debt to Cnova is not capitalized as per MoU) 457 391 490 420 479 410 443 379 Cdiscount Equity Value 1,741 1,572 1,741 1,572 1,741 1,572 1,741 1,572 Shareholders' loan(1) 147 147 158 158 154 154 142 142 Holding costs & other(2) (87) (87) (93) (93) (91) (91) (84) (84) Cnova Equity Value 2,259 2,024 2,296 2,057 2,283 2,046 2,242 2,010 22% stake held by Via Varejo in Cnova 497 445 505 452 502 450 493 442 Cash consideration before synergies (40) (54) (15) (33) (24) (40) (51) (63)

Sensitivities to BRL future exchange rate evolution (2/2) Project Delphes - 8 August 2016 8 Based on DCF valuation Exchange rate evolution Cash consideration before synergies ($m) value sensitivity on BRL exchange rate evolution (Central USD/BRL value based on Valuation report data - 1m avg as of 30/06/16) Nova Equity value (High case) sensitivity on BRL exchange rate evolution (Central EUR/BRL and USD/BRL values based on Valuation report data – 1m avg as of 30/06/16) Source: Datastream Spot as of 30/06/16 1m avg as of 06/05/16 Spot as of 28/07/16 28/07/16 EUR/BRL USD/BRL Spot 3.63 3.28 1m avg 3.62 3.28 30/06/16 EUR/BRL USD/BRL Spot 3.56 3.20 1m avg 3.85 3.43 3m avg 3.97 3.51 6m avg 4.13 3.71 12m avg 4.10 3.70 18/06/16 EUR/BRL USD/BRL Spot 3.86 3.43 1m avg 3.96 3.52 06/05/16 EUR/BRL USD/BRL Spot 4.04 3.54 1m avg 4.04 3.55 Down case $m USD/BRL 2.83 2.92 3.00 3.09 3.18 3.20 3.28 3.35 3.43 3.52 3.55 3.60 3.69 3.78 3.86 3.95 4.03 (17.5%) (15.0%) (12.5%) (10.0%) (7.5%) (6.7%) (4.5%) (2.5%) - 2.5% 3.3% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 8 (2) (12) (22) (30) (33) (40) (46) (54) (61) (63) (68) (74) (80) (86) (92) (97) €m EUR/BRL 3.18 3.28 3.37 3.47 3.57 3.60 3.68 3.76 3.85 3.95 3.98 4.05 4.14 4.24 4.34 4.43 4.53 (17.5%) (15.0%) (12.5%) (10.0%) (7.5%) (6.7%) (4.5%) (2.5%) - 2.5% 3.3% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 407 493 479 465 452 440 436 426 418 407 397 394 388 379 370 362 354 346 $m USD/BRL 2.83 2.92 3.00 3.09 3.18 3.20 3.28 3.35 3.43 3.52 3.55 3.60 3.69 3.78 3.86 3.95 4.03 (17.5%) (15.0%) (12.5%) (10.0%) (7.5%) (6.7%) (4.5%) (2.5%) - 2.5% 3.3% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 554 538 522 508 494 490 479 469 457 446 443 435 425 416 406 398 389 High case $m USD/BRL 2.83 2.92 3.00 3.09 3.18 3.20 3.28 3.35 3.43 3.52 3.55 3.60 3.69 3.78 3.86 3.95 4.03 (17.5%) (15.0%) (12.5%) (10.0%) (7.5%) (6.7%) (4.5%) (2.5%) - 2.5% 3.3% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 33 21 9 (2) (12) (15) (24) (31) (40) (48) (51) (56) (64) (71) (78) (85) (91)

Project Delphes - 8 August 2016 Nova: Multi-criteria valuation summary ($) Trading multiple valuation based on B2W multiples with a discount to take into consideration Nova’s lower profitability 9 Valuation on a stand-alone basis (before synergies) Nova Implied Equity value Note: Exchange rate used: EUR 1.00 = USD 1.12; Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 12/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e EV/Sales +/- 2.5% Based on LTM EV/Sales +/- 2.5% EQUITY VALUE ($m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Bridge Ev-Eq Case 1 (as of 30/06/2016) 341 341 341 341 341 341 341 341 1,172 1,172 1,172 1,172 1,172 1,172 1,172 1,172 ENTREPRISE VALUE ($m) 341 841 1,341 1,841 2,341 2,841 3,341 3,841 1,172 3,172 5,172 7,172 9,172 11,172 13,172 15,172 2016e EV/Sales 1,433 0.21x 0.56x 0.91x 1.26x 1.61x 1.96x 2.31x 2.65x 0.24x 0.64x 1.05x 1.46x 1.86x 2.27x 2.68x 3.08x 2017e EV/Sales 1,832 0.17x 0.44x 0.71x 0.98x 1.26x 1.53x 1.80x 2.08x 0.19x 0.50x 0.82x 1.14x 1.46x 1.78x 2.10x 2.41x TRADING MULTIPLES TRANSACTION MULTIPLES Methodology Equity Value ($m) Equity Value (BRLm) SHARE PRICE BROKERS TARGET PRICE DCF 446 382 228 1,116 469 401 240 1,174 457 391 1,530 1,310 784 3,579 1,608 1,377 824 3,763 1,569 1,343 For referenc

Project Delphes - 8 August 2016 Cdiscount: Multi-criteria valuation summary ($) Trading multiple valuation based on two approaches: - Peers’ group median multiples - AO World multiples with a discount to take into consideration Cdiscount’s lower profitability 10 Valuation on a stand-alone basis (before holding costs) Cdiscount Implied Equity value Note: Exchange rate used: EUR 1.00 = USD 1.12; Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 12/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE ($m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 Bridge Ev-Eq Case 1 (as of 30/06/2016) 177 177 177 177 177 177 177 177 ENTREPRISE VALUE ($m) 177 677 1,177 1,677 2,177 2,677 3,177 3,677 2016e EV/Sales 2,067 0.08x 0.32x 0.56x 0.80x 1.04x 1.29x 1.53x 1.77x 2017e EV/Sales 2,246 0.07x 0.29x 0.52x 0.74x 0.96x 1.18x 1.41x 1.63x DCF BROKERS TARGET PRICE TRADING MULTIPLES TRANSACTION MULTIPLES Methodology Equity Value ($m) SHARE PRICE 1,698 1,533 1,183 1,326 1,785 1,612 1,228 1,394 1,741 1,572 _ _ _ _ _ ___ __ For reference

Project Delphes - 8 August 2016 Cnova: multi-criteria valuation summary ($) Premiums applied correspond to the min and max of the median of premiums registered in buyout transactions in Brazil, Europe and US fulfilling the following criteria: i) ≥ EUR 100m deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 – 2016 11 Price per share between $4.59 and $5.12 based on DCF valuation methodology Cnova (Equity value & Share price) Tender offer premium range applied on average point Note: Exchange rate used: EUR 1.00 = USD 1.12; Valuation based on business plans prepared and provided by Cnova management and market assumptions ; Share price data as of 12/04/2016, before JPM research report Relevancy Equity Value ($m) Share Price ($) Spot as of 12/04/16 1m avg Min/Max of the VWAP 3m avg Min/Max of the VWAP 6m avg Min/Max of the VWAP 12m avg Min/Max of the VWAP Since IPO Min/Max of the VWAP @IPO (20/11/14) Min/Max of the brokers' target price High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e EV/Sales +/- 2.5% Based on LTM EV/Sales +/- 2.5% EQUITY VALUE ($m) 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 - 1.20 2.40 3.60 4.80 6.00 7.20 8.40 Bridge Ev-Eq Case 1 (as of 30/06/2016) 377 377 377 377 377 377 377 377 ENTREPRISE VALUE ($m) 877 1,377 1,877 2,377 2,877 3,377 3,877 4,377 2016e EV/Sales 3,501 0.25x 0.39x 0.54x 0.68x 0.82x 0.96x 1.11x 1.25x 2017e EV/Sales 4,078 0.22x 0.34x 0.46x 0.58x 0.71x 0.83x 0.95x 1.07x TRADING MULTIPLES TRANSACTION MULTIPLES Methodology SHARE PRICE BROKERS TARGET PRICE DCF 1,007 981 981 981 981 659 2,202 1,974 1,463 2,502 1,294 1,325 1,325 1,527 3,050 3,557 3,089 1,758 2,315 2,075 1,538 2,630 1,146 1,068 1,121 1,680 2,065 1,165 2,259 2,024 2.28 2.22 2.22 2.22 2.22 1.49 4.99 4.47 3.31 5.67 2.93 3.00 3.00 3.46 6.91 8.06 7.00 3.98 5.25 4.70 3.48 5.96 2.60 2.42 2.54 3.81 4.68 2.64 5.12 ___ 4.59 For reference __ __ __ __ __ For reference For reference For reference For reference

Project Delphes - 8 August 2016 12 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 12 21 31 39

Project Delphes - 8 August 2016 Nova: Multi-criteria valuation summary (€) Valuation summary in $ page 9 Trading multiple valuation based on B2W multiples with a discount to take into consideration Nova’s lower profitability 13 Valuation on a stand-alone basis (before synergies) Nova Implied Equity value Note: Exchange rate used for 2015: EUR1.00 = BRL 3.7 (2015 average) and from 2016 onwards: EUR 1.00= BRL3.85 (1m average as of 30/06/2016); Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 12/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e EV/Sales +/- 2.5% Based on LTM EV/Sales +/- 2.5% EQUITY VALUE (€m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Bridge Ev-Eq Case 1 (as of 30/06/2016) 304 304 304 304 304 304 304 304 1,172 1,172 1,172 1,172 1,172 1,172 1,172 1,172 ENTREPRISE VALUE (€m) 304 804 1,304 1,804 2,304 2,804 3,304 3,804 1,172 3,172 5,172 7,172 9,172 11,172 13,172 15,172 2016e EV/Sales 1,276 0.24x 0.63x 1.02x 1.41x 1.81x 2.20x 2.59x 2.98x 0.24x 0.64x 1.05x 1.46x 1.86x 2.27x 2.68x 3.08x 2017e EV/Sales 1,631 0.19x 0.49x 0.80x 1.11x 1.41x 1.72x 2.03x 2.33x 0.19x 0.50x 0.82x 1.14x 1.46x 1.78x 2.10x 2.41x TRANSACTION MULTIPLES BROKERS TARGET PRICE SHARE PRICE Methodology Equity Value (€m) Equity Value (BRLm) TRADING MULTIPLES DCF 397 340 203 994 417 357 214 1,045 407 349 1,530 1,310 784 3,579 1,608 1,377 824 3,763 1,569 ___ 1,343 __ For reference

Case 1: Normalized WC with instalments Case 2: Normalized WC without instalments Category Value retained (€m) Value retained (BRLm) Value retained (€m) Value retained (BRLm) Comments Financial debt 162.4 626.0 162.4 626.0 Incl. loans and borrowings, lease financing and accrued interests Shareholders' loan 131.1 505.2 131.1 505.2 Shareholders' loan from Cnova to Nova (BRL505.2m including accrued interests) Cash & Cash equivalents (7.2) (27.6) (7.2) (27.6) Incl. marketable securities Net debt / (Net Cash) 286.3 1,103.6 286.3 1,103.6 Securitization - - - - NWC seasonality cash adjustment 13.6 52.4 34.6 133.4 WC Normalisation from June levels to LTM average Debt increase if no factoring - - 340.9 1,314.0 Required to adjust Cash position for proceeds from Factoring Financial Assets (incl. Associates) (0.0) (0.1) (0.0) (0.1) Participating interests Deferred tax assets (5.8) (22.3) (7.4) (28.7) NPV of use of BRL36.9m of deferred tax assets at Nova Employee benefits - - - - Debt-like provisions 10.0 38.6 10.0 38.6 Incl. restructuring provisions, provisions for sundry litigation and provisions for warehouses closing Cash from dilutive financial instruments - - - - Minority interests - - - - Total Enterprise Value Adjustments 304.1 1,172.1 664.4 2,560.7 Project Delphes - 8 August 2016 Nova: EV – Equity adjustments Note: - Case 1 used for DCF valuation since Instalment costs are taken into account in the Cash Flows - Case 2 is used for valuation by Trading multiples, since it adjusts Nova’s NWC and Net Financial Debt for Factoring impact, which is not taken into consideration in the applied aggregates As of 30/06/2016 EV – Equity adjustment Note: Exchange rate used EUR 1.00= BRL3.85 (1m average as of 30/06/2016); (1) See detailed Working Capital normalization in appendix (1) 14 [DCF] [Multiples]

Nova: Business Plan overview (High case) Project Delphes - 8 August 2016 15 DS GM to decrease by 2025 due to competition, partially offset by Other activities Increasing SG&A due to growing contribution of MP into GMV MP contribution into GMV to reach Cdiscount level 3 to 4 years later with a max. of 50% (excl. B2B and Wholesale) ~+200bps above LT Brazilian inflation (+5.1%) as ecommerce will benefit from high penetration rate Normative D&A slightly lower than Capex (investment phase) Stable WC at (6.8%) of Net Sales post Management BP Improving Gross Margin due to increasing MP contribution in GMV MANAGEMENT FORECASTS EXTRAPOLATION NORM. (FYE 31/12) Dec-15 Dec-16 H1 2016 H2 2016 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 GMV excl taxes (BRLm) 7,748 7,343 3,296 4,047 10,064 12,827 16,355 20,852 25,961 31,186 36,098 40,204 43,018 Growth % (%) (5.2%) +37.1% +27.5% +27.5% +27.5% +24.5% +20.1% +15.8% +11.4% +7.0% o/w % of Direct Sales in GMV (%) 60.7% 62.5% 59.3% 57.3% 55.3% 47.8% 44.1% 41.6% 39.8% 39.8% 39.8% 39.8% o/w % of Marketplace in GMV (%) 16.6% 14.8% 18.1% 23.8% 27.3% 34.8% 38.5% 41.0% 42.8% 42.8% 42.8% 42.8% o/w % of Other activity in GMV (%) 22.6% 22.6% 22.6% 18.9% 17.4% 17.4% 17.4% 17.4% 17.4% 17.4% 17.4% 17.4% Net sales HT (BRLm) 6,126 4,920 2,256 2,664 6,287 7,773 9,149 11,197 13,560 15,968 18,521 20,671 22,118 Growth % (%) -19.7% +27.8% +23.6% +17.7% +22.4% +21.1% +17.8% +16.0% +11.6% +7.0% o/w Direct Sales (BRLm) 4,882 3,368 1,554 1,814 4,381 5,444 6,000 7,056 8,287 9,519 11,018 12,272 13,131 Growth % (%) (5.0%) +7.0% +12.0% +10.2% +17.6% +17.4% +14.9% +15.8% +11.4% +7.0% o/w MP Commissions (BRLm) 82 165 66 99 324 473 782 1,124 1,517 1,936 2,280 2,582 2,763 Growth % (%) +100.1% +96.6% +45.8% +65.6% +43.7% +34.9% +27.7% +17.7% +13.3% +7.0% Commission rate (%) 10.9% 13.5% 13.5% 13.5% 13.5% 13.5% 13.8% 14.0% 14.3% 14.5% 14.8% 15.0% 15.0% o/w Other (BRLm) 1,273 1,387 636 751 1,582 1,856 2,367 3,017 3,757 4,513 5,223 5,818 6,225 Growth % (%) +9.0% +14.0% +17.3% +27.5% +27.5% +24.5% +20.1% +15.8% +11.4% +7.0% Gross profit (BRLm) 511 629 237 392 1,037 1,438 1,891 2,457 3,102 3,770 4,366 4,865 5,205 Gross Margin (% of Net Sales) (%) 8.3% 12.8% 10.5% 14.7% 16.5% 18.5% 20.7% 21.9% 22.9% 23.6% 23.6% 23.5% 23.5% GM excl. MP (% of Net Sales) (%) 7.1% 9.8% 7.8% 11.4% 12.0% 13.2% 13.3% 13.2% 13.2% 13.1% 12.8% 12.6% 12.6% Total SG&A (BRLm) (886) (999) (479) (520) (876) (1,082) (1,314) (1,635) (2,051) (2,434) (2,818) (3,139) (3,359) % of GMV (%) (11.4%) (13.6%) (14.5%) (12.8%) (8.7%) (8.4%) (8.0%) (7.8%) (7.9%) (7.8%) (7.8%) (7.8%) (7.8%) % of Net Sales (%) (14.5%) (20.3%) (21.2%) (19.5%) (13.9%) (13.9%) (14.4%) (14.6%) (15.1%) (15.2%) (15.2%) (15.2%) (15.2%) EBITDA (bef. Instalment costs) (BRLm) (377) (370) (242) (128) 161 356 577 822 1,051 1,336 1,548 1,726 1,846 % of Net Sales (%) (6.2%) (7.5%) (10.7%) (4.8%) 2.6% 4.6% 6.3% 7.3% 7.8% 8.4% 8.4% 8.3% 8.3% Instalment costs (BRLm) (242) (259) (101) (157) (336) (367) (268) (326) (385) (438) (479) (502) (538) % of Net Sales (%) (4.0%) (5.3%) (4.5%) (5.9%) (5.3%) (4.7%) (2.9%) (2.9%) (2.8%) (2.7%) (2.6%) (2.4%) (2.4%) EBITDA (BRLm) (619) (629) (343) (285) (175) (12) 309 497 666 897 1,069 1,223 1,309 % of Net Sales (%) (10.1%) (12.8%) (15.2%) (10.7%) (2.8%) (0.1%) 3.4% 4.4% 4.9% 5.6% 5.8% 5.9% 5.9% D&A (BRLm) (57) (65) (29) (36) (56) (61) (88) (125) (171) (224) (281) (337) (387) % of GMV (%) (0.7%) (0.9%) (0.9%) (0.9%) (0.6%) (0.5%) (0.5%) (0.6%) (0.7%) (0.7%) (0.8%) (0.8%) (0.9%) % of Net Sales (%) (0.9%) (1.3%) (1.3%) (1.4%) (0.9%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.5%) (1.6%) (1.8%) CAPEX (BRLm) (106) (94) (45) (49) (112) (135) (164) (209) (260) (312) (361) (402) (430) % of GMV (%) (1.4%) (1.3%) (1.4%) (1.2%) (1.1%) (1.1%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) % of Net Sales (%) (1.7%) (1.9%) (2.0%) (1.8%) (1.8%) (1.7%) (1.8%) (1.9%) (1.9%) (2.0%) (1.9%) (1.9%) (1.9%) Working Capital (BRLm) (544) (454) (501) (526) (619) (758) (918) (1,081) (1,254) (1,399) (1,497) % of Net Sales (%) (8.9%) (9.2%) (8.0%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) Inventory (COGS excl ship.) (days) 62 53 51 50 Receivables (GMV) (days) 16 17 16 15 Payables (COGS excl ship.) (days) 141 136 131 126 Change in WC - Other (BRLm) 5 100 14 - -Normalize-d WC bas-ed on mon- thly avera-ge # of da-ys; decreas-e in # of days forecasted in the BP is applied to monthly average # of days to estimate “normalized” WC in 2016-2018 SELIC decreasing to 8%, avg. instalments from 5.8 to 4 times and GMV reduced from 100% to 80% Stabilisation of GMV growth before a linearly decrease to perpetual growth rate Less aggressive recovery for the Down case Based on the assumption of an industry trend

Nova: Discounted Cash Flow valuation (High case) Project Delphes - 8 August 2016 16 Main assumptions: Valuation as of 30/06/2016 Tax rate: 34% (Brazil) WACC: 16.1% Tax credits valued separately as the business plan period is not long enough to use current stock and tax losses carry forward generated in 2016-2018 Favourable instalments assumptions assuming an improvement of industry practices over extrapolation period: - SELIC decreasing to 8%, - Avg. instalments from 5.8 to 4 times, and - GMV reduced from 100% to 80% Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL3.85 (1m average as of 30/06/2016); Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 30/06/2016 €m BRLm % NPV (H2 2016e-2024e FCFs) 105 406 15% Terminal value 573 2,208 81% NPV tax credits 33 127 5% ENTERPRISE VALUE 711 2,741 100% 2017e EV/Sales 0.44x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments (304) (1,172) EQUITY VALUE 407 1,569 (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 H1 2016 H2 2016 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (BRLm) 6,126 4,920 2,256 2,664 6,287 7,773 9,149 11,197 13,560 15,968 18,521 20,671 22,118 +17.7% Growth % (%) -19.7% +27.8% +23.6% +17.7% +22.4% +21.1% +17.8% +16.0% +11.6% +7.0% EBITDA (bef. Instalment) (BRLm) (377) (370) (242) (128) 161 356 577 822 1,051 1,336 1,548 1,726 1,846 +24.5% % of Net Sales (%) (6.2%) (7.5%) (10.7%) (4.8%) 2.6% 4.6% 6.3% 7.3% 7.8% 8.4% 8.4% 8.3% 8.3% Instalment costs (%) (242) (259) (101) (157) (336) (367) (268) (326) (385) (438) (479) (502) (538) +13.4% % on Net Sales (%) (4.0%) (5.3%) (4.5%) (5.9%) (5.3%) (4.7%) (2.9%) (2.9%) (2.8%) (2.7%) (2.6%) (2.4%) (2.4%) EBITDA (BRLm) (619) (629) (343) (285) (175) (12) 309 497 666 897 1,069 1,223 1,309 +31.7% % of Net Sales (%) (10.1%) (12.8%) (15.2%) (10.7%) (2.8%) (0.1%) 3.4% 4.4% 4.9% 5.6% 5.8% 5.9% 5.9% - D&A (BRLm) (57) (65) (29) (36) (56) (61) (88) (125) (171) (224) (281) (337) (387) +30.9% % of GMV (%) (0.7%) (0.9%) (0.9%) (0.9%) (0.6%) (0.5%) (0.5%) (0.6%) (0.7%) (0.7%) (0.8%) (0.8%) (0.9%) % of Net Sales (%) (0.9%) (1.3%) (1.3%) (1.4%) (0.9%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.5%) (1.6%) (1.8%) EBIT (BRLm) (676) (694) (372) (322) (231) (73) 221 372 495 673 787 886 922 +32.0% % of Net Sales (%) (11.0%) (14.1%) (16.5%) (12.1%) (3.7%) (0.9%) 2.4% 3.3% 3.7% 4.2% 4.3% 4.3% 4.2% - Normative tax rate (BRLm) - - - - - (75) (127) (168) (229) (268) (301) (313) +32.0% % normative tax rate (%) 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% + D&A (BRLm) 57 65 29 36 56 61 88 125 171 224 281 337 387 +30.9% % on Net Sales (%) 0.9% 1.3% 1.3% 1.4% 0.9% 0.8% 1.0% 1.1% 1.3% 1.4% 1.5% 1.6% 1.8% - CAPEX (BRLm) (106) (94) (45) (49) (112) (135) (164) (209) (260) (312) (361) (402) (430) +19.7% % of GMV (%) (1.4%) (1.3%) (1.4%) (1.2%) (1.1%) (1.1%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) % on Net Sales (%) (1.7%) (1.9%) (2.0%) (1.8%) (1.8%) (1.7%) (1.8%) (1.9%) (1.9%) (2.0%) (1.9%) (1.9%) (1.9%) - Change in Normative WC (BRLm) 506 (72) 5 (77) 61 25 93 139 160 163 173 145 98 +9.3% % on Net Sales (%) 8.3% (1.5%) 0.2% (2.9%) 1.0% 0.3% 1.0% 1.2% 1.2% 1.0% 0.9% 0.7% 0.4% WC % on Net Sales (8.9%) (9.2%) (8.0%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) Free cash flows (BRLm) (795) (384) (411) (226) (122) 163 300 398 520 613 665 663 +32.5% Free cash flows (€m) (206) (100) (107) (59) (32) 42 78 103 135 159 173 172 +32.5% WACC BRLm 1,569 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 1,456 1,355 1,258 1,166 1,079 (0.5%) 1,623 1,511 1,405 1,305 1,210 1,809 1,685 1,569 1,459 1,355 0.5% 2,017 1,880 1,752 1,631 1,516 1.0% 2,253 2,100 1,957 1,822 1,696 €m (1.0%) 378 351 326 303 280 (0.5%) 421 392 365 339 314 469 437 407 379 352 0.5% 523 488 455 423 393 1.0% 585 545 508 473 440 PERPETUAL GROWTH PERPETUAL GROWTH

Nova: Discounted Cash Flow valuation (Down case) Project Delphes - 8 August 2016 17 Main assumptions: Down case valuation includes lower Sales growth beyond the Business Plan compared to High case (2019-24 CAGR of +16% vs. +18% for High case) due to a lower recovery and rebound in 2019/20 impacting 2021 onwards (growth is linearly decreasing to 2025 level) 2019 and 2020 growth as per below: - +26.0% in 2019 at GMV level (vs. +27.5% for High case in line with 2018) - +24.5% for 2020 (vs. +27.5% for High case in line with 2018) Other valuation assumptions as per High case including instalments Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL3.85 (1m average as of 30/06/2016); Valuation based on business plans prepared and provided by Cnova management and market assumptions (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 H1 2016 H2 2016 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (BRLm) 6,126 4,920 2,256 2,664 6,287 7,773 9,041 10,805 12,922 15,070 17,362 19,310 20,662 +16.4% Growth % (%) -19.7% +27.8% +23.6% +16.3% +19.5% +19.6% +16.6% +15.2% +11.2% +7.0% EBITDA (bef. Instalment) (BRLm) (377) (370) (242) (128) 161 356 570 794 1,002 1,261 1,451 1,612 1,725 +23.1% % of Net Sales (%) (6.2%) (7.5%) (10.7%) (4.8%) 2.6% 4.6% 6.3% 7.3% 7.8% 8.4% 8.4% 8.3% 8.3% Instalment costs (%) (242) (259) (101) (157) (336) (367) (265) (314) (367) (414) (449) (469) (502) +12.1% % on Net Sales (%) (4.0%) (5.3%) (4.5%) (5.9%) (5.3%) (4.7%) (2.9%) (2.9%) (2.8%) (2.7%) (2.6%) (2.4%) (2.4%) EBITDA (BRLm) (619) (629) (343) (285) (175) (12) 305 479 634 847 1,002 1,143 1,223 +30.2% % of Net Sales (%) (10.1%) (12.8%) (15.2%) (10.7%) (2.8%) (0.1%) 3.4% 4.4% 4.9% 5.6% 5.8% 5.9% 5.9% - D&A (BRLm) (57) (65) (29) (36) (56) (61) (87) (120) (163) (211) (264) (315) (362) +29.4% % of GMV (%) (0.7%) (0.9%) (0.9%) (0.9%) (0.6%) (0.5%) (0.5%) (0.6%) (0.7%) (0.7%) (0.8%) (0.8%) (0.9%) % of Net Sales (%) (0.9%) (1.3%) (1.3%) (1.4%) (0.9%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.5%) (1.6%) (1.8%) EBIT (BRLm) (676) (694) (372) (322) (231) (73) 218 359 472 635 738 827 861 +30.5% % of Net Sales (%) (11.0%) (14.1%) (16.5%) (12.1%) (3.7%) (0.9%) 2.4% 3.3% 3.7% 4.2% 4.3% 4.3% 4.2% - Normative tax rate (BRLm) - - - - - (74) (122) (160) (216) (251) (281) (293) +30.5% % normative tax rate (%) 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% + D&A (BRLm) 57 65 29 36 56 61 87 120 163 211 264 315 362 +29.4% % on Net Sales (%) 0.9% 1.3% 1.3% 1.4% 0.9% 0.8% 1.0% 1.1% 1.3% 1.4% 1.5% 1.6% 1.8% - CAPEX (BRLm) (106) (94) (45) (49) (112) (135) (162) (201) (247) (294) (338) (376) (402) +18.4% % of GMV (%) (1.4%) (1.3%) (1.4%) (1.2%) (1.1%) (1.1%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) (1.0%) % on Net Sales (%) (1.7%) (1.9%) (2.0%) (1.8%) (1.8%) (1.7%) (1.8%) (1.9%) (1.9%) (2.0%) (1.9%) (1.9%) (1.9%) - Change in Normative WC (BRLm) 506 (72) 5 (77) 61 25 86 119 143 145 155 132 91 +9.0% % on Net Sales (%) 8.3% (1.5%) 0.2% (2.9%) 1.0% 0.3% 0.9% 1.1% 1.1% 1.0% 0.9% 0.7% 0.4% WC % on Net Sales (8.9%) (9.2%) (8.0%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) (6.8%) Free cash flows (BRLm) (795) (384) (411) (226) (122) 155 275 370 482 567 618 620 +31.9% Free cash flows (€m) (206) (100) (107) (59) (32) 40 71 96 125 147 160 161 +31.9% As of 30/06/2016 €m BRLm % NPV (H2 2016e-2024e FCFs) 85 328 13% Terminal value 535 2,062 82% NPV tax credits 32 125 5% ENTERPRISE VALUE 653 2,516 100% 2017e EV/Sales 0.40x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments (304) (1,172) EQUITY VALUE 349 1,343 WACC BRLm 1,343 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 1,238 1,143 1,053 967 885 (0.5%) 1,394 1,289 1,190 1,097 1,008 1,567 1,452 1,343 1,241 1,144 0.5% 1,762 1,634 1,514 1,401 1,294 1.0% 1,983 1,840 1,706 1,580 1,462 €m (1.0%) 321 297 273 251 230 (0.5%) 362 334 309 285 262 407 377 349 322 297 0.5% 457 424 393 364 336 1.0% 514 477 443 410 379 PERPETUAL GROWTH PERPETUAL GROWTH

Company Equity beta Market Cap. Net debt Tax rate Unlevered beta Gearing Amazon.Com 1.0 319,894 (4,098) 40.0% 1.0 (1.3%) Jd.Com 'A' Adr 1:2 1.4 38,428 (2,558) 40.0% 1.4 (6.7%) Vipshop Holdings Adr 5:1 1.4 7,134 (269) 40.0% 1.4 (3.8%) B2W Companhia Digital On 1.7 3,824 3,281 34.0% 1.1 85.8% E-Commerce Chin.Dangdang Class A Adr 1:5 1.1 521 (125) 40.0% 1.3 (24.0%) Average (excl. Dangdang) 1.4 38.5% 1.2 18.5% Median (excl. Dangdang) 1.4 40.0% 1.2 (2.5%) WACC SOURCE / COMMENTS Risk free rate USD (Rf) 1.8% 3-month average USD BNP Paribas Arbitrage Equity Risk Premium (ERP) 6.0% 3-month average USD BNP Paribas Arbitrage Equity beta (ße) 1.2 Peers' average asset beta leveraged for target gearing assumed at Nova Country Risk Premium (CRP) 3.6% 10YR USD Govt bond spread Datastream Cost of Equity (USD) 12.6% CoE = Rf + ?ERP + CRP US average inflation rate 2.0% IMF 2016-20 Average US CPI (average of period) Brazil average inflation rate 5.2% IMF 2016-20 Average Brazil CPI (average of period) Cost of Equity (BRL) 16.1% Fisher 10YR Brazilian bonds (BRL) 14.2% Brazil 10YR Generic Govt bond Datastream (1m average) Corporate credit spread (Sp) 1.0% Spread betw een company market cost of debt and selected risk free rate Pre - Tax Cost of Debt (BRL) 15.2% CoD = Rf + Sp Normative tax rate (T) 34.0% Brazil Corporate Income Tax rate Target Gearing (G) - In line w ith median for selected peers WACC BRL 16.1% WACC = (G*CoD*(1-T) + CoE)/(1+G) Nova: Weighted Average Cost of Capital Project Delphes - 8 August 2016 The cost of capital is the minimum rate of return on the company’s investments that would satisfy both shareholders (cost of equity) and lenders (cost of debt) The Capital Asset Pricing Model (CAPM) is a widely used model by the market assessing the best estimation of the investor’s expected return of an asset based on its beta and expected market returns Selected Peers have been chosen for their business and geographical comparability (emerging markets) Dangdang has been withdrawn from Nova peers?group as it is currently going private Beta computation WACC computation Source: Company information, Datastream, BNP Paribas Arbitrage, Beta Barra (12-month average - Global beta); (1) 3-month average Market Cap. 1

Sales growth Gross margin EBITDA margin EBITA margin Capex in % of sales €m 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e Amazon.Com +25.1% +20.8% +20.8% 35.2% 36.8% 38.2% 9.6% 10.5% 12.4% 3.6% 4.8% 6.5% 5.1% 4.8% 4.9% Jd.Com +40.7% +30.4% +22.2% 14.7% 15.5% 16.6% (0.2%) 0.7% 1.8% (1.2%) (0.3%) 0.9% 2.0% 1.6% 1.6% Vipshop +33.6% +26.4% +19.8% 24.2% 24.2% 24.2% 7.0% 6.9% 6.9% 4.9% 5.1% 5.3% 4.4% 2.4% 1.7% B2W +0.3% +11.2% +15.5% 21.5% 22.1% 22.8% 7.5% 8.3% 9.2% 4.3% 5.2% 6.2% 6.4% 5.4% 4.6% Dangdang +23.2% +16.8% na 15.7% 15.6% na 1.9% 3.4% na 0.8% 2.9% na 0.7% 0.7% na Average (excl. Dangdang) +24.9% +22.2% +19.6% 23.9% 24.6% 25.4% 6.0% 6.6% 7.6% 2.9% 3.7% 4.7% 4.4% 3.5% 3.2% Median (excl. Dangdang) +29.3% +23.6% +20.3% 22.9% 23.2% 23.5% 7.3% 7.6% 8.1% 4.0% 4.9% 5.7% 4.7% 3.6% 3.2% Nova (19.7%) +27.8% +23.6% 12.8% 16.5% 18.5% (7.5%) 2.6% 4.6% (14.1%) (3.7%) (0.9%) 1.9% 1.8% 1.7% M a r k e t E V / S a l e s E V / E B I T D A EV/EBITA Adjusted PE Ratio €m Cap. 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e Amazon.Com 287,364 280,639 2.33x 1.93x 1.60x 24.4x 18.3x 12.9x 65.0x 40.5x 24.4x nm nm 36.4x Jd.Com 34,520 30,906 0.90x 0.69x 0.56x nm nm 31.2x nm nm 65.4x na na 81.7x Vipshop 6,409 6,042 0.83x 0.66x 0.55x 11.9x 9.6x 8.0x 17.2x 13.0x 10.4x 23.1x 17.4x 13.6x B2W 1,060 2,003 0.80x 0.72x 0.62x 10.6x 8.7x 6.8x 18.4x 13.9x 10.1x nm nm nm Dangdang 468 332 0.20x 0.17x na 10.4x 4.9x na 26.1x 5.9x na 22.2x 7.3x na Average (excl. Dangdang) 1.01x 0.83x 0.83x 14.3x 10.4x 14.7x 31.7x 18.3x 27.6x 22.7x 12.4x 43.9x Median (excl. Dangdang) 0.83x 0.69x 0.59x 11.3x 9.1x 10.4x 22.3x 13.4x 17.4x 22.7x 12.4x 36.4x Financials (BRLm) 4,920 6,287 7,773 Nova impl ied EV pre discount (BRLm) 3,931 4,516 4,837 Nova impl ied EV pre discount (€m) 1,020 1,172 1,255 Discount applied 40.7% 25.5% 18.9% Discount based on Nova / B2W Gross Margin ratio Nova impl ied EV retained (BRLm) 2,333 3,365 3,921 Nova impl ied EV retained (€m) 605 873 1,017 EvEq adjustments (BRLm) (2,561) EvEq adjustments (€m) (664) Nova impl ied Eq value (BRLm) (228) 804 1,360 Nova impl ied Eq value (€m) (59) 209 353 EV Project Delphes - 8 August 2016 Nova: Trading multiples valuation 19 Alternative methodology to cross-check regression analysis Note: Exchange rate used for 2015: EUR1.00 = BRL 3.7 (2015 average) and from 2016 onwards: EUR 1.00= BRL3.85 (1m average as of 30/06/2016); Market cap. based on 3m avg share price ;(1) before Instalments Source: Datastream, company information. Trading multiples Operating benchmark Methodology: B2W assumed as the most comparable peer (similar market share, product offering, geographical footprint, size, etc.). Multiple retained: 2017e B2W EV/Sales multiples with a discount to take into account Nova’s lower profitability at Gross Margin level Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Nova’s Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates Dangdang has been withdrawn from Nova peers?group as it is currently going private (1) Based on B2W 2018e EV/Sales multiple (without any discount), Nova implied Equity Value reach €594m. However, Nova is expected to generate negative cash flow over H2 2016, 2017 and 2018 (respectively €(107)m, €(58)m and €(31)m in H2 2016e, 2017e and 2018e). By adjusting implied Equity Value by this negative cash flow generation (€209m), Nova Equity Value reach €37

Project Delphes - 8 August 2016 Nova: Transaction multiples valuation 20 For reference only Note: Exchange rate used: EUR 1.00 = USD 1.12; (1) Implied multiples based on LTM financials; (2) Based on estimated sales and EBITDA; (3) Net debt as of 3Q13 does not include credit card accounts receivables net of discounts as cash; (4) before instalments Source: Datastream, company information, Press Selected precedent transactions and Nova implied Equity Value (€m) Limited number of relevant electronics ecommerce transactions with publicly available information Small / mid-sized transactions and not completely comparable to Nova business model except for Lojas Americanas / B2W (reference transaction) Recent Brazilian macroeconomic and political headwinds not factored in past transaction multiples (4) (4) % EV Implied multiples(1) Date Target Country Business overview Acquiror acquired (USDm) xSales xEBITDA Feb-16 Moip Pagamentos Brazil Online payment service provider Wirecard 100% 26 n.a. 10.7x Nov-15 Avenida.com Argentina E-commerce (household, electronics, fashion, etc.) Naspers Ltd and Tiger Global n.a. n.a. n.a. n.a. Sep-15 Ingresso.com Brazil Online ticketing services Fandango 100% 75 5.60x 14.0x May-15 B2W Viagens Brazil Online travel agency CVC 100% 26 1.00x n.a. Sep-14 Avenida.com Argentina E-commerce (household, electronics, fashion, etc.) Naspers Ltd and Tiger Global n.a. n.a. n.a. n.a. Sep-14 Kabum Brazil E-retailing of consumer electronics and technology goods Management of Kabum 50% n.a. n.a. n.a. Feb-14 Avenida.com Argentina E-commerce (household, electronics, fashion, etc.) IRSA propriedaes comerciales n.a. n.a. n.a. n.a. Feb-14 OQVestir (Modanet) Brazil Luxury e-commerce store offering fashion products (clothes, shoes and accessories) TMG Partners and Kaszek Ventures 35% 26 2.41x n.m. Jan-14 B2W Companhia Digital Brazil Online retailer Lojas Americanas and Tiger Global Management 37% 2,396 1.02x 15.1x Aug-13 Campos Floridos Comercio de Cosméticos Brazil Beauty products e-retailing Magazine Luiza 100% 12 1.66x 21.5x Jan-12 Ideiasnet Brazil Digital Commerce, Digital Media, SaaS Liberty Media 5% n.a. n.a.. n.a.. Mar-11 KaBuM Brazil E-retailing of electronics and technology goods Insight Venture Partners Minority stake n.a. n.a. n.a. Sep-09 BuscaP?Brazil E-commerce platform in Latin America Naspers Limited 91% n.a. n.a. n.a. Aug-08 DeRemate Latin America Online trading platform in Argentina, Chile, Colombia and Mexico MercadoLibre, Inc. 100% n.a. n.a. n.a. Dec-06 Submarino Brazil E-commerce Lojas Americanas.com Merger n.m. n.m. n.m. Selected transaction (B2W) 1.02x 15.1x 2015 Nova financals (BRLm) 6,126 (377) 2015 Nova financals (€m) 1,655 (102) Implied EV (BRLm) 6,232 n.m. Implied EV (€m) 1,684 n.m. EvEq adjustments (BRLm) (2,561) (2,561) EvEq adjustments (€m) (664) (664) Implied Equity Value (BRLm) 3,671 n.m. Implied Equity Value (€m) 1,020 n.m. (3) (2) (2) (2

Project Delphes - 8 August 2016 21 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 12 21 31 39

Project Delphes - 8 August 2016 Cdiscount: Multi-criteria valuation summary (€) Valuation summary in $ page 10 Trading multiple valuation based on two approaches: - Peers?group median multiples - AO World multiples with a discount to take into consideration Cdiscount’s lower profitability 22 Valuation on a stand-alone basis (before holding costs) Cdiscount Implied Equity value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 12/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE (€m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 Bridge Ev-Eq Case 1 (as of 30/06/2016) 157 157 157 157 157 157 157 157 ENTREPRISE VALUE (€m) 157 657 1,157 1,657 2,157 2,657 3,157 3,657 2016e EV/Sales 1,841 0.09x 0.36x 0.63x 0.90x 1.17x 1.44x 1.71x 1.99x 2017e EV/Sales 2,000 0.08x 0.33x 0.58x 0.83x 1.08x 1.33x 1.58x 1.83x BROKERS TARGET PRICE TRADING MULTIPLES Equity Value (€m) SHARE PRICE Methodology TRANSACTION MULTIPLES DCF 1,512 1,365 1,053 1,181 1,589 1,435 1,094 1,242 1,551 1,400

For referenc

Project Delphes - 8 August 2016 Cdiscount: EV – Equity adjustment Note: - Case 1 used for DCF valuation since Instalment costs are taken into account in the Cash Flows - Case 2 is used for valuation by Trading multiples, since it adjusts Cdiscount’s Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates As of 30/06/2016 EV – Equity adjustment Note: (1) See detailed Working Capital normalization in appendix 23 [DCF] [Multiples] (1) Case 1: Normalized WC with instalments Case 2: Normalized WC without instalments Category Value retained (€m) Value retained (€m) Comments Financial debt 299.8 299.8 Incl. loans and borrowings, lease financing and accrued interests Cash & Cash equivalents (167.5) (167.5) Incl. marketable securities Net debt / (Net Cash) 132.3 132.3 Securitization - - NWC seasonality cash adjustment 21.8 (5.4) WC Normalisation from June levels to LTM average Debt increase if no factoring - 209.8 Required to adjust Cash position for proceeds from Factoring Financial Assets (incl. Associates) (0.2) (0.2) Assets held for sale and other financial assets Deferred tax assets (10.6) (10.8) NPV of use of €10.8m of deferred tax assets at Cdiscount Employee benefits 1.9 1.9 Incl. pension provisions Debt-like provisions 13.4 13.4 Incl. risks & charges and litigations provisions and estimated costs (€0.5m) related to exit from international countries Cash from dilutive financial instruments - - Minority interests (1.3) (1.3) Total Enterprise Value Adjustments 157.4 339.8

MANAGEMENT FORECASTS EXTRAPOLATION NORM. (FYE 31/12) Dec-15 Dec-16 H1 2016 H2 2016 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 GMV excl taxes (€m) 2,167 2,462 1,096 1,365 2,777 3,193 3,768 4,559 5,348 6,075 6,677 7,091 7,268 Growth % (%) +13.6% +12.8% +15.0% +18.0% +21.0% +17.3% +13.6% +9.9% +6.2% +2.5% % of Direct Sales in GMV (%) 71.8% 65.2% 69.1% 62.1% 61.5% 56.8% 55.8% 54.8% 53.9% 52.9% 51.9% 50.0% 50.0% % of Marketplace in GMV (%) 28.2% 34.8% 34.8% 34.8% 38.5% 43.2% 44.2% 45.2% 46.1% 47.1% 48.1% 50.0% 50.0% Net sales HT (€m) 1,737 1,818 858 960 1,968 2,133 2,492 2,979 3,452 3,873 4,204 4,346 4,455 Growth % (%) +4.6% +8.2% +8.4% +16.9% +19.5% +15.9% +12.2% +8.5% +3.4% +2.5% o/w Direct Sales (€m) 1,579 1,605 757 848 1,708 1,813 2,102 2,500 2,881 3,214 3,467 3,545 3,634 Growth % (%) +1.6% +6.4% +6.1% +16.0% +18.9% +15.2% +11.6% +7.9% +2.2% +2.5% o/w MP Commissions (€m) 76 114 51 63 143 184 225 282 343 403 458 513 526 Growth % (%) +49.8% +24.8% +29.0% +22.4% +25.4% +21.5% +17.6% +13.7% +12.0% +2.5% Commission rate (%) 12.5% 13.3% 13.3% 13.3% 13.3% 13.3% 13.5% 13.7% 13.9% 14.1% 14.3% 14.5% 14.5% o/w Other (€m) 83 88 42 46 120 141 165 197 228 256 278 287 295 Growth % (%) +6.1% +35.9% +18.2% +16.6% +19.5% +15.9% +12.2% +8.5% +3.4% +2.5% Gross profit (€m) 225 264 122 142 321 383 458 561 667 768 854 923 947 Gross Margin (% of Net Sales) (%) 13.0% 14.5% 14.2% 14.8% 16.3% 17.9% 18.4% 18.8% 19.3% 19.8% 20.3% 21.2% 21.3% GM excl. MP (% of Net Sales) (%) 9.0% 8.8% 8.8% 8.8% 9.8% 10.2% 10.3% 10.3% 10.4% 10.5% 10.6% 10.7% 10.7% Total SG&A (€m) (214) (234) (110) (124) (258) (280) (329) (394) (458) (515) (561) (584) (599) % of Net Sales (%) (12.3%) (12.9%) (12.9%) (12.9%) (13.1%) (13.2%) (13.2%) (13.2%) (13.3%) (13.3%) (13.4%) (13.4%) (13.4%) EBITDA (bef. Instalment) (€m) 13 30 11 19 63 102 130 167 209 252 293 338 348 % of Net Sales (%) 0.7% 1.6% 1.3% 2.0% 3.2% 4.8% 5.2% 5.6% 6.1% 6.5% 7.0% 7.8% 7.8% Instalment costs (€m) (16) (30) (18) (12) (28) (28) (30) (36) (42) (47) (51) (52) (54) % of Net Sales (%) (0.9%) (1.7%) (2.1%) (1.3%) (1.4%) (1.3%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) EBITDA (€m) (3) (1) (7) 6 35 74 100 132 168 205 243 286 295 % of Net Sales (%) (0.2%) (0.0%) (0.8%) 0.7% 1.8% 3.5% 4.0% 4.4% 4.9% 5.3% 5.8% 6.6% 6.6% D&A (€m) (21) (24) (10) (14) (28) (30) (38) (50) (62) (75) (87) (98) (106) % of GMV (%) (1.0%) (1.0%) (0.9%) (1.0%) (1.0%) (0.9%) (1.0%) (1.1%) (1.2%) (1.2%) (1.3%) (1.4%) (1.5%) % of Net Sales (%) (1.2%) (1.3%) (1.2%) (1.4%) (1.4%) (1.4%) (1.5%) (1.7%) (1.8%) (1.9%) (2.1%) (2.3%) (2.4%) CAPEX (€m) (43) (41) (15) (26) (46) (50) (58) (71) (83) (94) (104) (110) (113) % of GMV (%) (2.0%) (1.7%) (1.4%) (1.9%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) % of Net Sales (%) (2.5%) (2.3%) (1.8%) (2.7%) (2.3%) (2.3%) (2.3%) (2.4%) (2.4%) (2.4%) (2.5%) (2.5%) (2.5%) Working Capital (€m) (112) (143) (161) (180) (210) (252) (291) (327) (355) (367) (376) % of Net Sales (%) (6.4%) (7.9%) (8.2%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) Inventory (COGS excl ship.) (days) 56 52 50 48 Receivables (Sales) (days) 17 14 13 12 Payables (COGS excl ship.) (days) 99 99 99 99 Change in WC - Other (€m) - 14 6 8 - - - - - - - Cdiscount – France: Business Plan overview (High case) Project Delphes - 8 August 2016 24 Improvement thanks to decreasing contribution of DS into GMV Increasing SG&A due to MP growing contribution into GMV Increasing contribution of MP in total GMV to reach 50% in normative year ~+100bps above LT French inflation (+1.5%) as ecommerce will benefit from high penetration rate Normative D&A slightly lower than Capex (investment phase) Stable WC at (8.4%) of Net Sales Improving Gross Margin due to increasing contribution of MP in GMV No Ducroire factoring from 2019 onwards Rebound following mgmt conservative 2016-18 view Less aggressive assumptions for Down case Normalized WC based on monthly average # of days; decrease in # of days forecasted in the BP is applied to monthly average # of days to estimate “normalized” WC in 2016-2018

Cdiscount: Discounted Cash Flow valuation (High case) Project Delphes - 8 August 2016 25 Main assumptions: Valuation as of 30/06/2016 Tax rate: 34.4% (French) WACC: 7.8% Before holding costs Tax credits included in the Free Cash Flows as the business plan period is long enough to fully use them Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions WACC 1,551 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 1,419 1,345 1,277 1,214 1,157 (0.5%) 1,569 1,482 1,402 1,329 1,262 1,751 1,646 1,551 1,464 1,385 0.5% 1,975 1,846 1,730 1,626 1,532 1.0% 2,258 2,095 1,951 1,824 1,709 PERPETUAL GROWTH (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 H1 2016 H2 2016 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (€m) 1,737 1,818 858 960 1,968 2,133 2,492 2,979 3,452 3,873 4,204 4,346 4,455 +11.8% Growth % (%) +4.6% +8.2% +8.4% +16.9% +19.5% +15.9% +12.2% +8.5% +3.4% +2.5% EBITDA (bef. Instalment) (€m) 13 30 11 19 63 102 130 167 209 252 293 338 348 +21.2% % of Net Sales (%) 0.7% 1.6% 1.3% 2.0% 3.2% 4.8% 5.2% 5.6% 6.1% 6.5% 7.0% 7.8% 7.8% Instalment costs (%) (16) (30) (18) (12) (28) (28) (30) (36) (42) (47) (51) (52) (54) +11.8% % on Net Sales (%) (0.9%) (1.7%) (2.1%) (1.3%) (1.4%) (1.3%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) EBITDA (€m) (3) (1) (7) 6 35 74 100 132 168 205 243 286 295 +23.5% % of Net Sales (%) (0.2%) (0.0%) (0.8%) 0.7% 1.8% 3.5% 4.0% 4.4% 4.9% 5.3% 5.8% 6.6% 6.6% - D&A (€m) (21) (24) (10) (14) (28) (30) (38) (50) (62) (75) (87) (98) (106) +20.6% % of GMV (%) (1.0%) (1.0%) (0.9%) (1.0%) (1.0%) (0.9%) (1.0%) (1.1%) (1.2%) (1.2%) (1.3%) (1.4%) (1.5%) % of Net Sales (%) (1.2%) (1.3%) (1.2%) (1.4%) (1.4%) (1.4%) (1.5%) (1.7%) (1.8%) (1.9%) (2.1%) (2.3%) (2.4%) EBIT (€m) (24) (25) (17) (7) 7 44 61 82 105 130 155 188 189 +25.2% % of Net Sales (%) (1.4%) (1.4%) (2.0%) (0.8%) 0.4% 2.1% 2.5% 2.8% 3.1% 3.4% 3.7% 4.3% 4.2% - Normative tax rate (€m) - - - (2) (15) (21) (28) (36) (45) (53) (65) (65) +25.2% % normative tax rate (%) 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% + Use of tax credits - - - 2 6 - - - - - - - + D&A (€m) 21 24 10 14 28 30 38 50 62 75 87 98 106 +20.6% % on Net Sales (%) 1.2% 1.3% 1.2% 1.4% 1.4% 1.4% 1.5% 1.7% 1.8% 1.9% 2.1% 2.3% 2.4% - CAPEX (€m) (43) (41) (15) (26) (46) (50) (58) (71) (83) (94) (104) (110) (113) +13.5% % of GMV (%) (2.0%) (1.7%) (1.4%) (1.9%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) % on Net Sales (%) (2.5%) (2.3%) (1.8%) (2.7%) (2.3%) (2.3%) (2.3%) (2.4%) (2.4%) (2.4%) (2.5%) (2.5%) (2.5%) - Change in Normative WC (€m) 24 46 22 24 24 28 30 41 40 36 28 12 9 (16.9%) % on Net Sales (%) 1.4% 2.5% 2.5% 2.5% 1.2% 1.3% 1.2% 1.4% 1.2% 0.9% 0.7% 0.3% 0.2% WC % on Net Sales (6.4%) (7.9%) - - (8.2%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) Free cash flows (€m) 4 (0) 5 14 43 50 74 88 102 113 123 126 +19.6% As of 30/06/2016 €m % NPV (H2 2016e-2024e FCFs) 405 24% Terminal value 1,303 76% ENTERPRISE VALUE 1,708 100% 2017e EV/Sales 0.87x 2017e EV/EBITDA (post instalments) 48.1x - EvEq Adjustments (157) EQUITY VALUE 1,551

Cdiscount: Discounted Cash Flow valuation (Down case) Project Delphes - 8 August 2016 26 Main assumptions: Down case valuation includes lower Sales growth over the Business Plan compared to High case (2019-24 CAGR of +10% vs. +12% for High case) due to a lower rebound in 2019/20 impacting 2021 onwards (growth is linearly decreasing to 2025 level) 2019 and 2020 rebound as per below: - +16.5% in 2019 at GMV level (vs. +18.0% for High case) - +18.0% for 2020 (vs. +21.0% for High case) Other valuation assumptions as per High case Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 30/06/2016 €m % NPV (H2 2016e-2024e FCFs) 368 24% Terminal value 1,190 76% ENTERPRISE VALUE 1,558 100% 2017e EV/Sales 0.79x 2017e EV/EBITDA (post instalments) 43.9x - EvEq Adjustments (157) EQUITY VALUE 1,400 WACC 1,400 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 1,279 1,212 1,150 1,093 1,040 (0.5%) 1,417 1,337 1,264 1,198 1,137 1,583 1,487 1,400 1,321 1,249 0.5% 1,788 1,670 1,564 1,469 1,384 1.0% 2,046 1,898 1,767 1,650 1,546 PERPETUAL GROWTH (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 H1 2016 H2 2016 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (€m) 1,737 1,818 858 960 1,968 2,133 2,461 2,868 3,256 3,595 3,859 3,967 4,066 +10.0% Growth % (%) +4.6% +8.2% +8.4% +15.4% +16.6% +13.5% +10.4% +7.4% +2.8% +2.5% EBITDA (bef. Instalment) (€m) 13 30 11 19 63 102 128 161 197 234 269 309 318 +19.3% % of Net Sales (%) 0.7% 1.6% 1.3% 2.0% 3.2% 4.8% 5.2% 5.6% 6.1% 6.5% 7.0% 7.8% 7.8% Instalment costs (%) (16) (30) (18) (12) (28) (28) (30) (35) (39) (43) (46) (48) (49) +10.0% % on Net Sales (%) (0.9%) (1.7%) (2.1%) (1.3%) (1.4%) (1.3%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) EBITDA (€m) (3) (1) (7) 6 35 74 98 127 158 191 223 261 269 +21.6% % of Net Sales (%) (0.2%) (0.0%) (0.8%) 0.7% 1.8% 3.5% 4.0% 4.4% 4.9% 5.3% 5.8% 6.6% 6.6% - D&A (€m) (21) (24) (10) (14) (28) (30) (38) (48) (59) (70) (80) (89) (96) +18.8% % of GMV (%) (1.0%) (1.0%) (0.9%) (1.0%) (1.0%) (0.9%) (1.0%) (1.1%) (1.2%) (1.2%) (1.3%) (1.4%) (1.5%) % of Net Sales (%) (1.2%) (1.3%) (1.2%) (1.4%) (1.4%) (1.4%) (1.5%) (1.7%) (1.8%) (1.9%) (2.1%) (2.3%) (2.4%) EBIT (€m) (24) (25) (17) (7) 7 44 61 79 99 121 143 172 173 +23.2% % of Net Sales (%) (1.4%) (1.4%) (2.0%) (0.8%) 0.4% 2.1% 2.5% 2.8% 3.1% 3.4% 3.7% 4.3% 4.2% - Normative tax rate (€m) - - - (2) (15) (21) (27) (34) (42) (49) (59) (59) +23.2% % normative tax rate (%) 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% + Use of tax credits - - - 2 6 - - - - - - - + D&A (€m) 21 24 10 14 28 30 38 48 59 70 80 89 96 +18.8% % on Net Sales (%) 1.2% 1.3% 1.2% 1.4% 1.4% 1.4% 1.5% 1.7% 1.8% 1.9% 2.1% 2.3% 2.4% - CAPEX (€m) (43) (41) (15) (26) (46) (50) (58) (68) (78) (88) (95) (100) (103) +11.7% % of GMV (%) (2.0%) (1.7%) (1.4%) (1.9%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) % on Net Sales (%) (2.5%) (2.3%) (1.8%) (2.7%) (2.3%) (2.3%) (2.3%) (2.4%) (2.4%) (2.4%) (2.5%) (2.5%) (2.5%) - Change in Normative WC (€m) 24 46 22 24 24 28 28 34 33 29 22 9 8 (19.9%) % on Net Sales (%) 1.4% 2.5% 2.5% 2.5% 1.2% 1.3% 1.1% 1.2% 1.0% 0.8% 0.6% 0.2% 0.2% WC % on Net Sales (6.4%) (7.9%) - - (8.2%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) (8.4%) Free cash flows (€m) 4 (0) 5 14 43 47 66 78 90 101 111 115 +18.5%

Company Equity beta Market Cap. Net debt Tax rate Unlevered beta Gearing Amazon.Com 1.0 319,894 (4,098) 40.0% 1.0 (1.3%) Ao World 0.9 701 (28) 28.0% 0.9 (3.9%) Zooplus 1.1 860 (46) 29.4% 1.1 (5.3%) Show roomprive 0.8 600 (99) 34.4% 0.9 (16.5%) Verkkokauppa Com 0.5 317 (23) 26.0% 0.6 (7.2%) Banzai 0.9 151 (25) 31.4% 1.0 (16.8%) Qliro Group 1.4 1,318 (29) 26.3% 1.4 (2.2%) Average 0.9 30.8% 1.0 (7.6%) Median 0.9 29.4% 1.0 (5.3%) WACC SOURCE / COMMENTS Risk free rate EUR (Rf) 0.2% 3-month average Associés en Finance Equity Risk Premium (ERP) 7.2% 3-month average Associés en Finance Equity beta (βe) 1.0 Peers' average asset beta leveraged for target gearing assumed at Cdiscount Country Risk Premium (CRP) 0.3% 10YR Govt bond spread Datastream Cost of Equity (EUR) 7.8% CoE = Rf + βe*ERP + CRP Risk free rate EUR (Rf) 0.2% 3-month average Associés en Finance Corporate credit spread (Sp) 2.8% Spread betw een company market cost of debt and selected risk free rate Pre-tax Cost of Debt (EUR) 3.0% CoD = Rf + Sp Normative tax rate (T) 34.4% France Corporate Income Tax rate Target Gearing (G) - In line w ith median of selected peers WACC EUR 7.8% WACC = (G*CoD*(1-T) + CoE)/(1+G) Cdiscount – France: Weighted Average Cost of Capital Project Delphes - 8 August 2016 The cost of capital is the minimum rate of return on the company’s investments that would satisfy both shareholders (cost of equity) and lenders (cost of debt) The Capital Asset Pricing Model (CAPM) is a model widely used by the market assessing the best estimation of the investor’s expected return of an asset based on its beta and expected market returns Peers have been chosen for their business and geographical comparability (focus on Europe) Beta computation WACC computation Source: Company information, Datastream, Exane BNP Paribas, Beta Barra (12-month average - Global beta); (1) 3-month average Market Cap. 1 27

Sales growth Gross margin EBITDA margin EBITA margin Capex in % of sales €m 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e Amazon.Com +25.1% +20.8% +20.8% 35.2% 36.8% 38.2% 9.6% 10.5% 12.4% 3.6% 4.8% 6.5% 5.1% 4.8% 4.9% Ao World +22.7% +23.2% +25.9% 17.8% 17.6% na (0.1%) 1.4% 3.1% (1.1%) 0.5% 2.1% 1.0% na na Zooplus +29.7% +24.6% +22.3% 29.3% 28.8% na 2.0% 2.9% 3.4% 1.9% 2.7% 3.2% 0.3% 0.3% 0.3% Showroomprive +22.9% +20.3% +17.1% 40.3% 40.1% 40.9% 5.9% 6.8% 7.6% 5.2% 6.1% 6.8% 1.4% 1.4% 1.5% Verkkokauppa Com +19.3% +17.6% +13.1% 16.8% 18.1% na 4.3% 5.6% na 4.1% 5.4% 6.3% 0.3% 0.3% 0.3% Banzai +23.8% +22.7% +21.3% 19.7% 21.0% 21.3% (0.3%) 2.2% 3.6% (3.0%) 0.0% 1.5% 1.8% 2.2% 0.1% Qliro Group +6.5% +5.9% +6.1% 13.8% 14.5% 14.5% 0.8% 0.9% 1.0% 1.0% 2.5% 3.5% 2.0% 1.7% 1.5% Average +21.4% +19.3% +18.1% 24.7% 25.3% 28.7% 3.2% 4.3% 5.2% 1.7% 3.1% 4.3% 1.7% 1.8% 1.4% Median +22.9% +20.8% +20.8% 19.7% 21.0% 29.7% 2.0% 2.9% 3.5% 1.9% 2.7% 3.5% 1.4% 1.6% 0.9% Cdiscount +4.6% +8.2% +8.4% 14.5% 16.3% 17.9% 1.6% 3.2% 4.8% (1.4%) 0.4% 2.1% 2.3% 2.3% 2.3% Project Delphes - 8 August 2016 28 Cdiscount: Trading multiples valuation (1/2) A wider and more relevant peer group for Cdiscount compared to Nova Methodology: Multiple retained: 2017e peers group median EV/Sales multiples Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Cdiscount’s Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates No discount applied to peers’ median multiple even though Cdiscount has lower profitability generation than its peers due to relevant peer group Trading multiples Source: Datastream, company information. Note: Market cap. based on 3m avg share price; (1) before Instalments Operating benchmark (1) M a r k e t E V / S a l e s E V / E B I T D A EV/EBITA Adjusted PE Ratio €m Cap. 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e Amazon.Com 287,364 280,639 2.33x 1.93x 1.60x 24.4x 18.3x 12.9x 65.0x 40.5x 24.4x nm nm 36.4x Ao World 835 804 0.97x 0.78x 0.62x nm 55.8x 20.3x nm nm 29.3x nm nm 38.4x Zooplus 860 814 0.88x 0.71x 0.58x nm 24.6x 17.1x nm 26.3x 18.0x nm nm 32.6x Showroomprive 600 500 0.92x 0.76x 0.65x 15.4x 11.2x 8.6x 17.7x 12.6x 9.7x 34.6x 23.8x 18.1x Verkkokauppa Com 317 295 0.72x 0.61x 0.54x 16.6x 10.9x na 17.6x 11.4x 8.5x 24.4x 15.3x na Banzai 151 124 0.43x 0.35x 0.29x nm 15.5x 7.9x nm nm 18.5x nm nm 30.2x Qliro Group 140 138 0.23x 0.22x 0.21x 28.7x 24.4x 21.9x 22.7x 8.7x 6.0x 31.4x 11.8x 8.1x Average 0.93x 0.77x 0.64x 21.3x 22.9x 14.8x 30.8x 19.9x 16.4x 30.1x 17.0x 27.3x Median 0.88x 0.71x 0.58x 20.5x 18.3x 15.0x 20.2x 12.6x 18.0x 31.4x 15.3x 31.4x Sales Cdiscount (€m) 1,818 1,968 2,133 Cdiscount implied EV pre discount (€m) 1,604 1,393 1,234 Discount applied - - - Cdiscount implied EV retained (€m) 1,604 1,393 1,234 EvEq adjustments (€m) (340) Cdiscount implied Eq value (€m) 1,264 1,053 894 EV

Sales growth Gross margin EBITDA margin EBITA margin Capex in % of sales €m 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e Amazon.Com +25.1% +20.8% +20.8% 35.2% 36.8% 38.2% 9.6% 10.5% 12.4% 3.6% 4.8% 6.5% 5.1% 4.8% 4.9% Ao World +22.7% +23.2% +25.9% 17.8% 17.6% na (0.1%) 1.4% 3.1% (1.1%) 0.5% 2.1% 1.0% na na Zooplus +29.7% +24.6% +22.3% 29.3% 28.8% na 2.0% 2.9% 3.4% 1.9% 2.7% 3.2% 0.3% 0.3% 0.3% Showroomprive +22.9% +20.3% +17.1% 40.3% 40.1% 40.9% 5.9% 6.8% 7.6% 5.2% 6.1% 6.8% 1.4% 1.4% 1.5% Verkkokauppa Com +19.3% +17.6% +13.1% 16.8% 18.1% na 4.3% 5.6% na 4.1% 5.4% 6.3% 0.3% 0.3% 0.3% Banzai +23.8% +22.7% +21.3% 19.7% 21.0% 21.3% (0.3%) 2.2% 3.6% (3.0%) 0.0% 1.5% 1.8% 2.2% 0.1% Qliro Group +6.5% +5.9% +6.1% 13.8% 14.5% 14.5% 0.8% 0.9% 1.0% 1.0% 2.5% 3.5% 2.0% 1.7% 1.5% Average +21.4% +19.3% +18.1% 24.7% 25.3% 28.7% 3.2% 4.3% 5.2% 1.7% 3.1% 4.3% 1.7% 1.8% 1.4% Median +22.9% +20.8% +20.8% 19.7% 21.0% 29.7% 2.0% 2.9% 3.5% 1.9% 2.7% 3.5% 1.4% 1.6% 0.9% Cdiscount +4.6% +8.2% +8.4% 14.5% 16.3% 17.9% 1.6% 3.2% 4.8% (1.4%) 0.4% 2.1% 2.3% 2.3% 2.3% Project Delphes - 8 August 2016 29 Cdiscount: Trading multiples valuation (2/2) Alternative methodology to cross-check peers’ group median multiples Methodology: AO World assumed as the most comparable peer (business profile, product offering, size, etc.). Multiple retained: 2017e AO World EV/Sales multiple with a discount to take into account Cdiscount’s lower profitability at Gross Margin level Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Cdiscount’s Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates Trading multiples Source: Datastream, company information. Note: Market cap. based on 3m avg share price as of 30/06/2016; (1) before Instalments Operating benchmark (1) M a r k e t E V / S a l e s E V / E B I T D A EV/EBITA Adjusted PE Ratio €m Cap. 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e 2016e 2017e 2018e Amazon.Com 287,364 280,639 2.33x 1.93x 1.60x 24.4x 18.3x 12.9x 65.0x 40.5x 24.4x nm nm 36.4x Ao World 835 804 0.97x 0.78x 0.62x nm 55.8x 20.3x nm nm 29.3x nm nm 38.4x Zooplus 860 814 0.88x 0.71x 0.58x nm 24.6x 17.1x nm 26.3x 18.0x nm nm 32.6x Showroomprive 600 500 0.92x 0.76x 0.65x 15.4x 11.2x 8.6x 17.7x 12.6x 9.7x 34.6x 23.8x 18.1x Verkkokauppa Com 317 295 0.72x 0.61x 0.54x 16.6x 10.9x na 17.6x 11.4x 8.5x 24.4x 15.3x na Banzai 151 124 0.43x 0.35x 0.29x nm 15.5x 7.9x nm nm 18.5x nm nm 30.2x Qliro Group 140 138 0.23x 0.22x 0.21x 28.7x 24.4x 21.9x 22.7x 8.7x 6.0x 31.4x 11.8x 8.1x Average 0.93x 0.77x 0.64x 21.3x 22.9x 14.8x 30.8x 19.9x 16.4x 30.1x 17.0x 27.3x Median 0.88x 0.71x 0.58x 20.5x 18.3x 15.0x 20.2x 12.6x 18.0x 31.4x 15.3x 31.4x Sales Cdiscount (€m) 1,818 1,968 2,133 Cdiscount implied EV pre discount (€m) 1,758 1,544 na Discount applied 18.5% 7.2% na Discount based on Cdiscount / AO World Gross Margin ratio Cdiscount implied EV retained (€m) 1,432 1,433 na EvEq adjustments (€m) (340) Cdiscount implied Eq value (€m) 1,092 1,094 na EV

Project Delphes - 8 August 2016 Cdiscount: Transaction multiples valuation 30 For reference only Note: (1) Implied multiples based on LTM financials; (2) before instalments Source: Datastream, company information, Press Selected precedent transactions and Cdiscount implied Equity Value (€m) Methodology: Sample based on European electronics ecommerce transactions Sample median EV/Sales applied to LTM Sales (Full Year 2015) Only transactions with an EV >€50m have been retained Retained transactions (2) % EV Implied multiples(1) Date Target Country Business overview Acquiror acquired (EURm) xSales xEBITDA xEBITA PER Jun-16 Tretti Sw eden Online store for w hite goods & household appliances (1 store) WhiteAw ay 100% 20 0.24x 75.0x -- -- Dec-15 Materiel.net France Online retailer of high tech products LDLC 100% 39 0.26x -- 10.9x -- Feb-12 Bol.com Netherlands Books, entertainment, electronics devices and toys Ahold 100% 350 0.99x -- -- -- Oct-11 rueducomerce.com France Hightech retailer Altarea Cogedim 96% 85 0.27x 15.8x 60.1x 72.0x Apr-11 Tretti AB Sw eden White goods and domestic appliances CDON Group 97% 40 0.79x 13.0x 14.3x -- Mar-11 Redcoon Germany Electronic goods Metro Group 90% 139 0.39x -- -- -- Dec-10 NetonNet Sw eden Electronic products Siba 97% 27 0.11x 5.5x 10.5x -- Aug-10 CDON Group Sw eden Movies, music, games, books and consumer electronics Modern Times Group 100% 237 1.27x 17.0x 17.8x -- Apr-09 Bol.com Netherlands Books, entertainment, electronics devices and toys Cyrte Investments 100% 200 0.89x -- -- -- Average - Selected transaction (EV >€50m) 0.76x 16.4x 39.0x 72.0x Median - Selected transaction (EV >€50m) 0.89x 16.4x 39.0x 72.0x 2015 Cdiscount financials (€m) 1,737 13 Implied EV (€m) 1,551 n.m. EvEq adjustments (€m) (340) (340) Implied Equity Value (€m) 1,211 n.m.

Project Delphes - 8 August 2016 31 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 12 21 31 39

Relevancy Equity Value (€m) Share Price (€) Spot as of 12/04/16 1m avg Min/Max of the VWAP 3m avg Min/Max of the VWAP 6m avg Min/Max of the VWAP 12m avg Min/Max of the VWAP Since IPO Min/Max of the VWAP @IPO (20/11/14) Min/Max of the brokers' target price High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e EV/Sales +/- 2.5% Based on LTM EV/Sales +/- 2.5% EQUITY VALUE (€m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 - 1.20 2.40 3.60 4.80 6.00 7.20 8.40 Bridge Ev-Eq Case 1 (as of 30/06/2016) 336 336 336 336 336 336 336 336 ENTREPRISE VALUE (€m) 336 836 1,336 1,836 2,336 2,836 3,336 3,836 2016e EV/Sales 3,118 0.11x 0.27x 0.43x 0.59x 0.75x 0.91x 1.07x 1.23x 2017e EV/Sales 3,632 0.09x 0.23x 0.37x 0.51x 0.64x 0.78x 0.92x 1.06x TRADING MULTIPLES BROKERS TARGET PRICE DCF SHARE PRICE TRANSACTION MULTIPLES Methodology 897 874 874 874 874 587 1,961 1,758 1,302 2,228 1,152 1,180 1,180 1,360 2,716 3,167 2,463 1,566 2,062 1,848 1,369 2,342 1,021 952 999 1,496 1,839 1,037 2,012 1,803 2.03 1.98 1.98 1.98 1.98 1.33 4.44 3.98 2.95 5.05 2.61 2.67 2.67 3.08 6.15 7.18 5.58 3.55 4.67 4.19 3.10 5.31 2.31 2.16 2.26 3.39 4.17 2.35 4.56 ___ 4.09 For reference __ __ __ __ __ For reference For reference For reference For reference Project Delphes - 8 August 2016 Cnova: multi-criteria valuation summary (€) Premiums applied correspond to the min and max of the median of premiums registered in buyout transactions in Brazil, Europe and US fulfilling the following criteria: i) ≥ EUR 100m deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 – 2016 Valuation summary in $ page 11 32 Cnova (Equity value & Share price) Tender offer premium range applied on average point Note: Market data as of 12/04/2016, before JPM research report; (1) based on an IPO price of $7.00 and an exchange rate EUR/USD of 1.2543 (1)

Project Delphes - 8 August 2016 Cnova: EV – Equity adjustments As of 30/06/2016 Note : Exchange rate used EUR 1.00= BRL3.85 (1m average as of 30/06/2016); (1) Case 1 is used for DCF valuation since Installment costs are taken into account in the Cash Flows; (2) Case 2 is used for valuation through Trading multiples, since it adjusts Nova’s NWC and Net Financial Debt for Factoring impact, which is not taken into consideration in the applied aggregates; (3) See detailed Working Capital normalization in appendix (1) 33 (3) (2) EV – Equity adjustment [DCF] [Multiples] In €m Category Nova + Cdiscount = Cnova Nova + Cdiscount = Cnova Comments Financial debt 162.4 + 299.8 = 462.2 162.4 + 299.8 = 462.2 Incl. loans & borrowings, lease financing and accrued interests Shareholders' loan 131.1 + - = - 131.1 + - = - Shareholders' loan from Cnova to Nova (BRL505.2m including accrued interests) Cash & Cash equivalents (7.2) + (167.5) = (174.7) (7.2) + (167.5) = (174.7) Incl. marketable securities Net debt / (Net Cash) 286.3 132.3 287.6 286.3 132.3 287.6 Securitization - + - = - - + - = - NWC seasonality cash adjustment 13.6 + 21.8 = 35.4 34.6 + (5.4) = 29.2 WC Normalisation from June levels to LTM average Debt increase if no factoring - + - = - 340.9 + 209.8 = 550.7 Required to adjust cash position for proceeds from factoring Financial Assets (incl. Associates) (0.0) + (0.2) = (0.2) (0.0) + (0.2) = (0.2) Assets held for sale and other financial assets Deferred tax assets (5.8) + (10.6) = (16.4) (7.4) + (10.8) = (18.2) NPV of deferred tax assets at Cdiscount and Nova Employee benefits - + 1.9 = 1.9 - + 1.9 = 1.9 Incl. pension provisions Debt-like provisions 10.0 + 13.4 = 23.4 10.0 + 13.4 = 23.4 Incl. risks & charges, restructuring and litigations provisions and estimated costs (€0.5m) related to exit from international countries Costs related to Class action filed in the US - + - = 5.3 - + - = 5.3 Based on legal diligence Cash from dilutive financial instruments - + - = - - + - = - Minority interests - + (1.3) = (1.3) - + (1.3) = (1.3) Total Enterprise Value Adjustments 304.1 157.4 335.8 664.4 339.8 878.4 NOSH (in m) 441.3 441.3 As of 31/12/2015 Case 1: Normalized WC with instalments Case 2: Normalized WC without instalments

Daily volumes Rotation (In EUR) 12/04/15 - 12/04/16 As of 12/04/16 Spot 1 2.6 0.0 0.00% 0.00% Last month 5 2.4 0.0 0.00% 0.02% Last 3 months 4 2.2 0.0 0.00% 0.02% Last 6 months 7 2.4 0.0 0.00% 0.03% Last 9 months 6 2.7 0.0 0.00% 0.02% Last 12 months 6 3.2 0.0 0.00% 0.02% Source: Datastream * Based on weighted average closing share price Traded volumes by price range Based on closing share price 12/04/15 - 12/04/16 Average '000 Wght. avg. share price Vol. in EURm* (In EUR per share) Over capital Over free float 63.1% 10.7% 2.4% 16.8% 7.1% 2.0 to 2.8 2.8 to 3.7 3.7 to 4.5 4.5 to 5.3 5.3 to 6.2 - 500 1,000 1,500 2,000 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Volumes Cnova (Euronext) Cnova: Share Price Performance Project Delphes - 8 August 2016 34 In € - Euronext Paris Low liquidity of Cnova shares which does not offer a good exit for minorities Cnova share trading volume statistics Note: Market data as of 12/04/2016, before JPM research report Source: Datastream Cnova Share Price Performance vs. Main market references Share price Performance (In EUR) 12/04/15 - 12/04/16 As of 12/04/16 Min. Max. Spot -- 2.6 -- -- -- 1-month 2.0 2.3 2.7 24.0% 22.9% 3-month 2.0 2.2 2.7 20.3% 21.5% 6-month 2.0 2.3 3.1 (2.8%) (5.4%) 9-month 2.0 2.6 5.1 (44.1%) (44.0%) 12-month 2.0 3.4 6.2 (56.0%) (51.0%) Since IPO 2.0 4.2 7.2 @ IPO -- 5.6 -- NB: Weighted average and performance based on closing share price Vol. w ght. avg. Absolute perf. Rel. to Nasdaq (In EUR per share) 1.0 2.0 3.0 4.0 5.0 6.0 7.0 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Cnova Nasdaq 100 (rebased)

Daily volumes Rotation (In USD) 12/04/15 - 12/04/16 As of 12/04/16 Spot 6 3.0 0.0 0.00% 0.02% Last month 64 2.6 0.2 0.01% 0.24% Last 3 months 139 2.4 0.3 0.03% 0.52% Last 6 months 104 2.5 0.3 0.02% 0.39% Last 9 months 90 2.9 0.3 0.02% 0.34% Last 12 months 95 3.7 0.4 0.02% 0.36% Source: Datastream * Based on weighted average closing share price Traded volumes by price range Based on closing share price 12/04/15 - 12/04/16 Average '000 Wght. avg. share price Vol. in USDm* (In USD per share) Over capital Over free float 53.9% 8.6% 4.3% 11.2% 22.0% 2.2 to 3.0 3.0 to 3.9 3.9 to 4.8 4.8 to 5.7 5.7 to 6.6 - 500 1,000 1,500 2,000 - 2.0 4.0 6.0 8.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Volumes Cnova Cnova: Share Price Performance Project Delphes - 8 August 2016 35 In $ - Nasdaq Low liquidity of Cnova shares which does not offer a good exit for minorities Cnova share trading volume statistics Cnova Share Price Performance vs. Main market references Share price Performance (In USD) 12/04/15 - 12/04/16 As of 12/04/16 Min. Max. Spot -- 3.0 -- -- -- 1-month 2.3 2.6 3.1 26.4% 23.3% 3-month 2.2 2.4 3.1 26.4% 22.6% 6-month 2.2 2.5 3.4 (2.8%) (5.4%) 9-month 2.2 2.9 5.6 (43.1%) (44.8%) 12-month 2.2 3.7 6.6 (52.9%) (54.6%) Since IPO 2.2 4.7 8.5 @ IPO -- 7.0 -- NB: Weighted average and performance based on closing share price Vol. w ght. avg. Absolute perf. Rel. to Nasdaq (In USD per share) 2.0 3.0 4.0 5.0 6.0 7.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Cnova Nasdaq 100 (rebased) Note: Market data as of 12/04/2016, before JPM research report Source: Datastream

Brokers?views on Cnova Project Delphes - 8 August 2016 36 Brokers valuing Cnova at an average target price of €2.4 based on brokers?notes before 12 April 2016 (i.e. JPM research report) Last publication: Q1 2016 earnings release (24/04/2016) Last publication before JPM research report: Q1 2016 sales release (12/04/2016) Brokers?views (after last publication ?before JPM research report) Note: Market data and brokers?view as of 12/04/2016, before JPM research report and exchange rate used: EUR 1.00 = USD 1.12; (1) Before last publication; (2) includes all brokers (even before last earnings publication) Source: Datastream Brokers?recommendations development(2) Target Price by range Analyst's name Date of review Reco. Target price Price @ reco. Previous target(1) Societe Generale Arnaud Joly 12/04/2016 Neutral 2.3 2.6 2.3 - 4 HSBC Richard Cathcart 12/04/2016 Neutral 2.6 2.6 2.6 - 4 Kepler Cheuvreux Aurelie Husson-Dumoutier12/04/2016 Neutral 2.0 2.6 2.0 - 4 Morgan Stanley Edward Hill-Wood 08/04/2016 Neutral 3.0 2.7 3.5 (15.0%) 6 Goldman Sachs Irma Sgarz 28/03/2016 Sell 1.3 2.3 1.4 (6.3%) 6 French broker - 14/03/2016 Neutral 1.8 2.1 1.8 - 4 Credit Suisse Stephen Ju 25/02/2016 Sell 3.5 2.1 3.5 - 4 Deutsche Bank Kevin LaBuz 24/02/2016 Neutral 2.2 2.2 3.5 (37.5%) 6 Average 2.4 2.6 (9.4%) (in EUR) % change Broker vs. previous (in EUR) Min: 1.3 Avg.: 2.4 Max: 3.5 vs. spot as of 12/04/16 -49.0% -10.0% +35.9% 25.0% 25.0% 25.0% 12.5% 12.5% 1.3 to 1.8 1.8 to 2.2 2.2 to 2.7 2.7 to 3.1 3.1 to 3.5 56% 50% 43% 44% 44% 44% 33% 11% 11% 33% 38% 57% 44% 44% 44% 56% 78% 80% 75% 67% 67% 78% 67% 11% 13% 11% 11% 11% 11% 11% 20% 25% 33% 33% 22% 22% Apr-15 Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Today Buy Hold Sell

(in USD) 20/11/14 - 12/04/16 ('000) - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 Volumes Cnova Price at IPO 7.0 Declining Cnova share price since IPO due to recent Brazilian macroeconomics and political headwinds Project Delphes - 8 August 2016 37 Since IPO Cnova share price decreased by (57.6%) while increasing by +0.3% from start of the Brazilian inventory review to April 2016 Cnova share price and main results release since its IPO ($) Since its IPO Cnova share price has been impacted by - Results released below analysts?expectations - Unfavourable Brazilian economic climate since Cnova IPO as well as FX deflation 29/04/15: Q1 2015 results: Margins published below expectations 22/07/15: Q2 2015 results: Margins and H2 2015 guidance below expectations 28/01/15: Q4 2014 results: Margins below expectations and cautious Q1 2015 guidance 28/10/15: Q3 2015 results: Poor performance in Brazil and decelerating growth trends 24/02/16: Q4 2015 results: Profits below consensus 18/12/15: Start of the Brazilian inventory Cnova share price evolution (based on IPO price) -57.9% review +0.3% Cnova share price performance and Brazilian Index ($; rebased on Cnova) EUR/BRL exchange rate evolution since Cnova IPO 2.5 3.0 3.5 4.0 4.5 5.0 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 1 2 3 4 5 6 7 8 9 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 Cnova Brazil Bovespa ($) Brazil Bovespa (BRL) (57.6%) (28.2%) (2.6%) Note: Market data as of 12/04/2016, before JPM research report Source: Datastream

WACC €m (0.50%) (0.25%) 0.25% 0.50% Holding costs' NPV (76) (74) (72) (70) (68) Holding costs: €15m in 2016e (conservative approach) and €7m in 2017e and onwards WACC: of 7.8% (Cdiscount) Tax rate: 25% (Netherlands) Valuation date: 30/06/2016 Holding costs valuation (€m) Cnova: Holding costs Project Delphes - 8 August 2016 38 Holding costs valued at ~€72m (~$81m) based on management forecasts Detailed Holding Costs (€m) Source: Materials provided by Cnova management Note: (1) including IR team wages starting in 2017 €m Dec-16 Dec-17 Tax and legal adv. (0.8) Printing - Merril (0.1) Legal & Compliance (0.9) - Audit fees (EY) (1.0) (0.2) Memberships & subs. (0.0) Conso (1.0) (0.2) Costs listing Nasdaq (0.0) FTI & other (0.2) (0.8) Membership (0.1) IR (0.4) (0.8) Wages NV & France (6.3) (1.1) Temporary employees (0.4) Director's fees (0.3) (0.3) Other labour costs (0.3) (0.2) Labour costs (7.2) (1.6) Travel expenses (0.3) Office rent and maintenance (0.6) (0.3) Other expenses (0.6) (0.3) Other general expenses (1.5) (0.6) Management fees (4.3) (1.9) ROC (15.4) (5.1) APCO (0.0) - Additional costs considering Nasdaq listing - (1.8) Total holding costs (15.4) (6.9) (1) Holding costs not included in stand-alone Business Plans for Nova and Cdiscount but included in Cnova valuation by SOTP as a separate item

Project Delphes - 8 August 2016 39 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 12 21 31 39

Project Delphes - 8 August 2016 40 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Synergies and holding cost savings 1 2 3 12 21 31 39 a b 40 44

Project Delphes - 8 August 2016 Multi-criteria valuation approach applied to Nova, Cdiscount and Cnova 41 Overview of valuation methodologies considered Methodology Nova Share price performance _ Company share trading in the stock market. Average of different time horizons applied (spot, 1m, 3m, 6m, 12m, since IPO, at IPO) _ 6m, 12m, since IPO, at IPO price for reference only. Recent Brazilian macroeconomic and political headwinds strongly impacted Cnova’s share price 1 Discounted Cash Flow (“DCF”) 3 Brokers 2 Cdiscount Cnova Not applicable ÄÄ(Non-listed company) Not applicable ÄÄ(Non-listed company) Not applicable ÄÄ(Non-listed company) Not applicable ÄÄ(Non-listed company) __ Benchmark Main valuation methodology (take into account long term recovery) ___ Main valuation methodology (take into account long term recovery) ___ Main valuation methodology (take into account long term recovery) ___ _ Nova WACC in BRL estimated at 16.1% (incl. country risk premium - “CRP”- for Brazil) _ Cdiscount France WACC in EUR: 7.8% _ SOTP based on Nova and Cdiscount valuation obtained through DCF (includes holding costs) Transaction multiples 5 For reference only _ Limited number of relevant electronics ecommerce transactions with public information _ Recent Brazilian macroeconomic & political headwinds not factored in past multiples _ LTM multiple applied to Nova 2015 sales For reference only _ Limited relevance in scenario under analysis _ To be fully consistent in the methodology approach for Cnova, Nova and Cdiscount For reference only _ Limited relevance in scenario under analysis (where no control premium can be materialised) _ Recent Brazilian macroeconomic & political headwinds not factored in past transaction multiples _ Intrinsic methodology based on cash flow generation as expected by management (2016-18 business plan) _ BNP Paribas’ business plan extrapolation up to 2024 to reach normative level in 2025 (assuming continuing recovery of top line growth and margins) _ Factoring and financing of consumer credits included in cash flows at EBITDA level _ Share Target Prices estimated by brokers covering Cnova Trading multiples of comparable companies 4 _ SOTP based on Nova and Cdiscount valuation obtained through trading multiples (includes holding costs) __ __ __ _ Peer group: Amazon and small/mid-size ecommerce companies active in Europe with focus on consumer discretionary (electronics, apparel and pet food): AO World, Zooplus, SRP, Verkkokauppa.com, Banzai and Qliro Group _ 2 methodologies used: 1) 2017e peers’ median EV/Sales, 2) 2017e AO World EV/Sales with a discount as AO World has higher Gross Margin _ Peer group: Amazon and electronics e-commerce players active in emerging markets: JD.com, VIPShop, and B2W Companhia (most comparable peer) _ 2017e B2W EV/Sales with a discount as B2W has higher Gross Margin __

Working Capital normalisation Project Delphes - 8 August 2016 42 Case 1: Normative WC with instalments Nova (BRLm) Cdiscount (€m) Methodology: WC adjustments derived as the difference between NWC at June level and the monthly average. Factored receivables are excluded from the Working Capital Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 (days) Avg. LTM (days) Adj. Inventory 217 208 224 257 294 241 261 262 250 247 232 231 56 244 56 13 Receivables 74 74 99 97 85 108 79 84 98 78 58 62 13 83 17 21 o/w Traditional Receivables 74 74 99 97 85 108 79 84 98 78 58 62 83 o/w Receivable amounts sent to factoring – – – – – – – – – – – – – Payables (388) (372) (426) (386) (518) (594) (535) (487) (402) (344) (317) (404) 97 (431) 99 (27) Other 37 42 37 33 39 53 52 28 35 32 22 24 n.m. 36 n.m. 12 Non goods (4) (13) (35) (36) (48) (85) (65) (50) (50) (53) (40) (47) n.m. (44) n.m. 3 Working Capital (63) (60) (100) (35) (148) (277) (209) (163) (69) (40) (44) (134) (112) 22 Receivable amounts sent to factoring – – – – – – – – – – – – – Discount factor for June 16 – 17% 33% 50% 67% 83% 100% Monthly receivable amounts sent to factoring in June 16 – – – – – – – Cumulative receivable amounts sent to factoring in June 16 – – – – – – – Total WC adjustments 22 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 (days) Avg. LTM Jun- 16 (days) Adj. Inventory 804 750 825 929 1,004 714 599 533 567 784 n.a. 708 50 747 62 40 Receivables 297 349 233 296 861 160 301 400 202 197 n.a. 285 13 326 16 41 o/w Traditional Receivables 297 349 233 296 861 160 301 400 202 197 n.a. 285 326 o/w Receivable amounts sent to factoring – – – – – – – – – – n.a. – – Payables (1,576) (1,558) (1,932) (1,794) (2,302) (2,552) (1,458) (1,170) (1,331) (1,508) n.a. (1,641) 116 (1,711) 141 (70) Other (41) (38) (7) 5 (31) (112) (51) (10) (18) (50) n.a. 9 n.m. (31) n.m. (41) Non goods 204 183 194 166 149 144 143 72 (3) 88 n.a. 43 n.m. 126 n.m. 83 Working Capital (312) (314) (687) (398) (319) (1,645) (467) (174) (582) (488) – (596) (544) 52 Receivable amounts sent to factoring – – – – – – – – – – – – – Discount factor for June 16 – 17% 33% 50% 67% 83% 100% Monthly receivable amounts sent to factoring in June 16 – – – – – – – Cumulative receivable amounts sent to factoring in June 16 – – – – – – – Total WC adjustments 52

Working Capital normalisation Project Delphes - 8 August 2016 43 Case 2: Normative WC without instalments Nova (BRLm) Cdiscount (€m) Methodology: WC adjustments derived as the difference between WC at June level and the LTM average. Working capital integrating factored receivables back Adjustments for Receivables amounts sent to factoring: estimated as the amount of factored receivables to be outstanding in June (assuming receivables are paid in 6 monthly instalments on average) Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 (days) Avg. LTM (days) Adj. Inventory 217 208 224 257 294 241 261 262 250 247 232 231 56 244 56 13 Receivables 74 74 99 97 85 108 164 150 158 137 113 121 25 115 23 (6) o/w Traditional Receivables 74 74 99 97 85 108 79 84 98 78 58 62 83 o/w Receivable amounts sent to factoring ??????85 66 60 59 54 59 32 Payables (388) (372) (426) (386) (518) (594) (535) (487) (402) (344) (317) (404) 97 (431) 99 (27) Other 37 42 37 33 39 53 52 28 35 32 22 24 n.m. 36 n.m. 12 Non goods (4) (13) (35) (36) (48) (85) (65) (50) (50) (53) (40) (47) n.m. (44) n.m. 3 Working Capital (63) (60) (100) (35) (148) (277) (124) (97) (9) 20 10 (75) (80) (5) Receivable amounts sent to factoring ??????85 66 60 59 54 59 210 Discount factor for June 16 ?17% 33% 50% 67% 83% 100% Monthly receivable amounts sent to factoring in June 16 ?14 22 30 39 45 59 Cumulative receivable amounts sent to factoring in June 16 ?14 36 66 105 151 210 Total WC adjustments 204 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 (days) Avg. LTM Jun- 16 (days) Adj. Inventory 804 750 825 929 1,004 714 599 533 567 784 n.a. 708 50 747 62 40 Receivables 751 781 782 692 1,005 1,075 649 681 856 548 n.a. 648 31 770 39 122 o/w Traditional Receivables 297 349 233 296 861 160 301 400 202 197 n.a. 285 326 o/w Receivable amounts sent to factoring 454 432 549 395 143 915 348 281 654 351 n.a. 363 444 Payables (1,576) (1,558) (1,932) (1,794) (2,302) (2,552) (1,458) (1,170) (1,331) (1,508) n.a. (1,641) 116 (1,711) 141 (70) Other (41) (38) (7) 5 (31) (112) (51) (10) (18) (50) n.a. 9 n.m. (31) n.m. (41) Non goods 204 183 194 166 149 144 143 72 (3) 88 n.a. 43 n.m. 126 n.m. 83 Working Capital 142 117 (138) (2) (175) (730) (119) 107 73 (138) ?(233) (100) 133 Receivable amounts sent to factoring 454 432 549 395 143 915 348 281 654 351 286 363 1,314 Discount factor for June 16 ?17% 33% 50% 67% 83% 100% Monthly receivable amounts sent to factoring in June 16 ?58 94 327 234 238 363 Cumulative receivable amounts sent to factoring in June 16 ?58 152 479 713 951 1,3 14 Total WC adjustments 1,447

Project Delphes - 8 August 2016 44 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Synergies and holding cost savings 1 2 3 12 21 31 39 a b 40 44

Synergies & holding costs savings focus: DCF valuation exercise Project Delphes - 8 August 2016 45 Maximum Mid-point Minimum 100% completed 70% completed 50% completed Cnova holding costs savings 92 64 46 Nova - VV synergies 240 168 120 + Total synergies 332 233 166 Potential synergies benefit to Cnova (50%) 166 116 83 Holding cost savings benefit to Cnova (100%) (92) (64) (46) + Potential additional cash compensation to Cnova 74 52 37 $m A B C E A B D C D Note: DCF valuation exercise based on M.M. Friedrich, Heilbronn & Fiszer as provided by Cnova management and management figures; Exchange rate used: EUR 1.00 = USD 1.12 _ Total synergies to be generated and to be shared between VV and New Cnova / Cdiscount estimated between $166m to $332m _ New Cnova / Cdiscount already fully beneficiate from holding cost savings and could expect to receive between $37m and $74m of additional cash compensation

Nova / Via Varejo expected synergies: detailed analysis from Friedrich, Heilbronn & Fiszer Project Delphes - 8 August 2016 46 Detailed initiatives EBITDA impact (2018 run rate) Source: M.M. Friedrich, Heilbronn & Fiszer (the above doesn’t represent any separate analysis by BNP Paribas) Note: Exchange rate used: USD 1.00 = BRL 3.55 Synergies from new transportation model (e.g. include Cnova in VV carriers), strategic sourcing (contracts renegotiations, etc.), rationalised network and organisation, inbound freight, etc. Logistics savings expected: Between BRL83m ?BRL113m (12%-16% of cost base) by 2018 Logistic rationalization BRL98m $28m Offer Nova assortment to VV store customers: categories / products not available in-stores and services sales expected on this additional volume Additional sales expected: +BRL450m on sales and +BRL24m on services for VV by 2018 Kiosk introduction in VV stores BRL23m $7m Increasing number of pick-up points from 419 to 650 and allowing the pick-up of all products (VV and non VV sourced) as well as products bought on another group's banner web site Additional sales expected: +5.0% for Nova by 2018 Click & Collect development BRL16m $5m Reduction of the out of stock rate from 17% to 9% at Nova on top 350 selling SKUs (representing half of Nova sales) between 2015 and 2018 Additional sales expected: +4.0% for Nova by 2018 Out of stock reduction at Nova BRL10m $3m Mutualisation of advertising strategy with the same advertising expenditures: Nova will benefit from VV Television campaigns while VV will benefit from online advertising on Nova sites Additional sales expected: +0.5% for VV and +1.5% for Nova by 2018 Omni-channel Advertising BRL13m $4m Customer litigation costs should be reduced significantly by an improved logistics service Customer litigation costs expected to decrease by 50% for Nova by 2017 Customer litigation costs decrease at Nova BRL25m $7m Optimization of HQ costs (Finance, Commercial and B2B, HR, Customer services, Executives, etc.) No closures expected HQ costs expected to decrease by 20% by 2017 Headquarters rationalization BRL23m $7m Nova will not benefit from cross border services sales to international suppliers any more Other existing synergies with Cdiscount should be preserved (international sourcing, best practices) Lost of sales expected: BRL4.3m of sales generated in 2015 Brazil / France ecommerce desynergies BRL(4)m $(1)m Total BRL204m $59

WACC (0.50%) (0.25%) 0.25% 0.50% 248 244 240 237 233 4.7x 4.6x 4.5x 4.5x 4.4x Synergies' NPV Implied Multiple (x) based on run-rate Nova / Via Varejo expected synergies focus Project Delphes - 8 August 2016 47 Synergies valued at ~$240m (~€214m) _ Phasing: _ All sources of synergies expected to be run-rate in 2018 (74% in 2017) _ Probability of completion: 100% _ WACC: Nova WACC at 16.1% _ Tax rate: 34% (Brazil) _ Valuation date: 30/06/2016 Estimated Cash Flow Post Tax ($m) Synergies Pre-tax synergies ($m) valuation ($m) Source: M.M. Friedrich, Heilbronn & Fiszer as provided by Cnova management(the above doesn’t represent any separate analysis by BNP Paribas) Dec-16 Dec-17 Dec-18 Net gains ($m) Logistic rationalization 12 22 29 Kiosk introduction in VV stores 1 3 7 Click & Collect development 1 3 5 Out-of stock reduction at NV 1 3 3 Omnichannel Advertising 1 4 4 Brazil / France e-commerce de-synergies (1) (1) (1) Customer litigation costs decrease at Nova 2 7 7 Headquarters rationalization 1 7 7 Total expected - pre % of completion 18 47 59 Probability of completion 100.0% 100.0% 100.0% Total expected - post % of completion 18 47 59 Synergies ramp-up Logistic rationalization 41% 76% 100% Kiosk introduction in VV stores 17% 50% 100% Click & Collect development 20% 60% 100% Out-of stock reduction at NV 33% 100% 100% Omnichannel Advertising 33% 100% 100% Brazil / France e-commerce de-synergies 83% 100% 100% Customer litigation costs decrease at Nova 25% 100% 100% Headquarters rationalization 13% 100% 100% Total synergies ramp-up 29% 74% 100% 12 29 39 39 2016e 2017e 2018e Norm. % of success 100% 90% 80% 70% 60% 50% Synergies' NPV 240 216 192 168 144 120

Synergies & Holding costs savings: DCF valuation exercise Estimated Cash Flow Post Tax ($m) Holding costs: $17m in 2016e (conservative approach) and $8m in 2017e onwards Estimated savings of $10m per year starting in 2017 Valuation parameters Probability of success: 100% WACC: Cdiscount WACC of 7.8% Tax rate: 25% (Netherlands) Valuation date: 30/06/2016 Following the contemplated transaction, holding costs are expected to decrease by $10m per year, which represents a total value of $92m (€82m), and will fully beneficiate to Cnova Estimated Cash Flow Post Tax ($m) All sources of synergies expected to be run-rate in 2018 (74% in 2017) Valuation parameters Probability of success: 100% WACC: Nova WACC at 16.1% Tax rate: 34% (Brazil) Valuation date: 30/06/2016 Following the contemplated transaction, synergies are expected to represent $39m per year (CF post Tax) which represents a total value of $240m (€214m) Project Delphes - 8 August 2016 48 Cnova could benefit from estimated holding costs savings and synergies up to 50% Holding costs savings Source: provided by Management Synergies 17 8 8 8 10 10 10 2017e 2018e 2019e Norm. Holding costs Holding costs savings Source: M.M. Friedrich, Heilbronn & Fiszer as provided by Cnova management 12 29 39 39 2016e 2017e 2018e Norm. % of success 100% 90% 80% 70% 60% 50% 92 83 74 64 55 46 Holding costs savings' NPV % of success 100% 90% 80% 70% 60% 50% Synergies' NPV 240 216 192 168 144 120

Disclaimer 49 This document has been prepared by the Corporate Finance Department of BNP Paribas (“BNP Paribas? for Cnova (the “Client?or the “Company? exclusively and for information purposes only (a) in connection with the potential segregation of all or part of its Brazilian business activities from its European business activities and the potential disposal of all or part of its Brazilian business activities for the benefit of Via Varejo (the “Transaction?, and (b) in relation to an engagement letter signed between BNP Paribas and the Client dated 10 May 2016 (the “Mandate?. This document has been prepared on the basis of information (i) either provided orally or in writing by the Client and/or (ii) obtained from publicly available sources and/or through interviews that BNP Paribas conducted with the management of the Client as the case may be (the “Information?. With respect specifically to the financial forecasts, projections and all provisional data and any assumptions including synergies that were disclosed to BNP Paribas and used by it for the present document, BNP Paribas has assumed, in performing its assignment, that (i) they were drawn up in good faith on the basis of realistic assumptions, founded on real, exhaustive and accurate information and (ii) reflected the best currently available estimations and judgments of the Client’s management who prepared them. All assumptions retained in this document have been discussed and reviewed with the Client. No representation or warranty, expressed or implied, is made and no responsibility is or will be accepted by BNP Paribas as to or in relation to the accuracy, reliability or completeness of any such Information (or for any omission, or any misleading elements of such Information). Please be reminded that BNP Paribas (i) assumed that the Information (in particular the information which was provided by the Client’s management) is true, complete, accurate and not misleading and (ii) did not conduct any specific due diligence or submit such documents and, more generally, the Information, to an independent appraisal or expert, as such tasks were not included in its assignment under the Mandate. The conclusions expressed in this document reflect the judgment of BNP Paribas as at 29 July 2016 and are based exclusively on the Information and the market and economic conditions on that date. Such opinions may be subject to change or completion at the sole discretion of BNP Paribas ?in particular in the case of an evolution of the prevailing equity market conditions ?without notice if BNP Paribas becomes aware of any information, whether specific to the Transaction or general, which may have an impact on any such opinions. BNP Paribas is however under no obligation to complete, amend and change this report. BNP Paribas shall not be held liable for any impact (adverse or otherwise) that any substantial change, subsequent to 29 July 2016, in the Information, assumptions retained, features of the Transaction, economic and market conditions and, more generally, any event occurring subsequent to 29 July 2016, could have on this report. BNP Paribas will not be responsible for any consequences resulting from the use of this report as well as the reliance upon any opinion or statement contained herein or for any omission. Because all of these elements are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of BNP Paribas and on which BNP Paribas does not have any certainty, BNP Paribas assumes no responsibility if future results or values are different from the forecasts or assumptions used and retained in this report. The information and opinions contained in this document are not intended to be the sole basis upon which the assessment of the merits of the Transaction can be made, and a position vis-?vis the Transaction decided and/or implemented. It is therefore advisable for the Board of Directors of the Client, for the Transaction Committee, as well as the management and shareholders of the Client to make their own judgment and assessment of the Information and the Transaction. In this context, the Transaction Committee (i) may not rely on this document in determining any course of action in relation to the Transaction or otherwise, (ii) must make its own independent assessment of the merits of the Transaction (by taking in particular into account any other information that could be of interest for the purpose of determining the interest of such Transaction including any other financial information and advice provided by independent experts. This document (i) is not intended to form the basis of any investment decision and (ii) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate the proposed Transaction. In any event, the decision to proceed or not with the Transaction belongs to the Board of Directors of the Client and to the Client’s shareholders, taking into account all the elements and risks and factors regarding the Transaction. This document shall in no circumstances be considered as a recommendation to the members of the Client’s Board of Directors, to Client’s shareholders, to the Transaction Committee or any other party, to approve or reject the Transaction, in whole or in part, the assessment of which should also factor in criteria and information other than those referred to in this document (commercial, social, industrial, strategic, etc.). This document delivered by BNP Paribas does not constitute, cannot and will in no event be considered or used as, an opinion to be rendered by a suitably qualified and independent third party by virtue of application of any French laws or regulation and in particular as provided for in Art. 261-1 and seq. of the Règlement général de l’Autorit?des march?financiers. This document is addressed and provided only to the Client and shall not confer any rights or remedies upon or may not be, in whole or in part, used or relied upon by any third party without the prior written consent of BNP Paribas. A person who is not an addressee of this report shall have no right to enforce any of its terms. This report may not be used for any other purpose than the Transaction and BNP Paribas disclaims any liability for any such use of this report by any person. It is reminded that BNP Paribas has provided, currently provides and intends to continue to provide commercial services to the Client and/or its subsidiaries and affiliates (including the Casino Group) as an investment and financing bank, for which BNP Paribas has received, is about to receive and expects to receive financial revenues, customary fees and commissions. Besides, as an investment service provider, BNP Paribas and/or its affiliates have held or traded or may hold positions or trade for their own account or the account of their clients in the securities of the Client or of any company that may be involved in or concerned by the Transaction, or of their listed subsidiaries. This document is strictly confidential and may not be reproduced (in whole or in part) nor summarized or distributed or publicized nor disclosed to any third party without the prior written consent of BNP Paribas. The Client shall keep this report and its content strictly confidential and not disclose its content to any person other than the members of the Board of Directors of the Client who strictly need access to it for the purpose of assessing the merits of the Transaction. Project Delphes